MORTGAGE LOAN PURCHASE AGREEMENT

                    This Mortgage Loan Purchase Agreement, dated as of October 1, 2006 (this “Agreement”), is entered into between WACHOVIA BANK, NATIONAL ASSOCIATION (the “Seller”) and WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC. (the “Purchaser”).

                    The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the “Mortgage Loans”) identified on the schedule (the “Mortgage Loan Schedule”) annexed hereto as Exhibit A.  The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the “Other Mortgage Loans”), into a trust fund (the “Trust Fund”), the beneficial ownership of which will be evidenced by multiple classes (each, a “Class”) of mortgage pass-through certificates (the “Certificates”).  One or more “real estate mortgage investment conduit” (“REMIC”) elections will be made with respect to most of the Trust Fund.  The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the “Pooling and Servicing Agreement”), dated as of October 1, 2006, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), CWCapital Asset Management LLC, as special servicer (the “Special Servicer”), Wells Fargo Bank, N.A., as trustee (the “Trustee”) and U.S. Bank National Association, as co-trustee.  Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

                    Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

                    SECTION 1.          Agreement to Purchase.

                    The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule.  The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof.  The Mortgage Loans are expected to have an aggregate principal balance of $2,502,246,885 (the “Wachovia Mortgage Loan Balance”) (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received.

                    The Wachovia Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the “Cut-Off Date Pool Balance”) of $3,595,196,701 (subject to a variance of plus or minus 5.0%).  The purchase and sale of the Mortgage Loans shall take place on October 31, 2006, or such other date as shall be mutually acceptable to the parties to this Agreement (the “Closing Date”).  The consideration (the “Aggregate Purchase Price”) for the Mortgage Loans shall be equal to (i) 102.25% of the Wachovia Mortgage Loan Balance as of the Cut-Off Date, plus (ii) $12,484,841, which amount represents the amount of interest accrued on the Wachovia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date but does not include any deduction for any fees and/or expenses incurred in connection with this transaction.

                    The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

                    SECTION 2.          Conveyance of Mortgage Loans.

                    (a)          Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller’s right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

                    (b)          The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date).  All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

                    (c)          No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a “Mortgage File”).  All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date.  Each Mortgage File shall, subject to the proviso to this sentence, contain the following documents:

                        (i)          the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of “Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C28” or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

                         (ii)        an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                         (iii)       an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                         (iv)       an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a)) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of “Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C28”, or in blank;

                         (v)        an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above), in favor of “Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C28”, or in blank;

                         (vi)       originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

                         (vii)      the original or a copy of the policy or certificate of lender’s title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

                         (viii)     any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of “Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C28, as assignee”, or in blank;

(ix) an original or copy of (a) any Ground Lease, Memorandum of Ground Lease and ground lessor estoppel, (b) any loan guaranty or indemnity and (c) any environmental insurance policy;

(x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

(xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

(xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan;

(xiii) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and applicable transfer or assignment documents; and

                         (xiv)     with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

Notwithstanding the foregoing, with respect to the RLJ Hotel Pool Loan and the 500-512 Seventh Avenue Loan, the 2006-C27 Trustee will hold the original documents related to the RLJ Hotel Pool Loan and the 500-512 Seventh Avenue Loan for the benefit of the 2006-C27 Trust Fund, other than the Mortgage Note which will be held by the Trustee under the Pooling and Servicing Agreement.

                    (d)          The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in Section 2.01(d) of the Pooling and Servicing Agreement.  Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust Fund pursuant to written instructions from the Master Servicer.  The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.01(d) of the Pooling and Servicing Agreement.

                    (e)          All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller’s possession (the “Additional Mortgage Loan Documents”) that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

                    (f)          The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

                    SECTION 3.          Representations, Warranties and Covenants of Seller.

                    (a)          The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                        (i)            The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States of America and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

                         (ii)          This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws relating to or affecting the enforcement of creditors’ rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

                         (iii)         The execution and delivery of this Agreement by the Seller and the Seller’s performance and compliance with the terms of this Agreement will not (A) violate the Seller’s articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

                         (iv)         The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller’s reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

                         (v)          The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller’s reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

                         (vi)         No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

                         (vii)        No litigation is pending or, to the Seller’s knowledge, threatened against the Seller that would, in the Seller’s good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement;

                         (viii)       Under generally accepted accounting principles (“GAAP”) and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.  The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans.  The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser.  The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller;

                         (ix)         The Seller hereby represents and warrants that the Prospectus (as defined below) is appropriately responsive in all material respects to the applicable requirements of Items 1104, 1110, 1111, 1117 and 1119 of Regulation AB with respect to the Seller and the Wachovia Mortgage Loans; and

                         (x)          For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or, with respect to any Companion Loan that is deposited into another securitization, the depositor in such other securitization) and the Trustee with any Additional Form 10-K Disclosure and any Additional Form 10-D Disclosure set forth next to the Purchaser’s name on Exhibit U and Exhibit W, respectively, of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

                    (b)          The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

                    (c)          With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein

(for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement).  If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of “Mortgage File”, deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date.  Any funds or letter of credit deposited pursuant to clauses (2) and (3) above shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and (y) thirty (30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds on deposit in the related Special reserve Account, or letter of credit, as applicable, or (B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

                    If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than ninety (90) days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of the REMIC Provisions (a “Qualified Mortgage”), not later than ninety (90) days from the date that any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach; provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust Fund therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional ninety (90) days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer’s certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease, any letter of credit, any franchise agreement, any comfort letter and (if required) any comfort letter transfer documents (collectively, the “Core Material Documents”)) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust Fund therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee’s rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations; provided, further, with respect to Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, other than with respect to Document Defects relating to the Core Material Documents, any applicable cure period following the initial 90-day cure period may be extended by the Master Servicer or the Special Servicer if the document involved is not needed imminently.  Such extension will end upon thirty (30) days notice of such need as reasonably determined by the Master Servicer or Special Servicer (with a possible thirty (30) day extension if the Master Servicer or Special Servicer agrees that the Seller is diligently pursuing a cure).  The Seller shall cure all Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, regardless of the document involved, no later than two years following the Closing Date; provided that the initial 90-day cure period referenced in this paragraph may not be reduced.  For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer’s certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure.  Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender’s title insurance as described in Representation 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender’s title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

                    If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a “Crossed Loan”), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein.  In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group.  The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

                    To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other’s Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

                    If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached.  Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances.  Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event.  Any expenses incurred in good faith by the Purchaser in connection with such modification or accommodation (including, but not limited to, recoverable attorney fees) shall be paid by the Seller.

                    (d)          In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable,

(ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or substituted Mortgage Loans.

                    (e)          Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes.  This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.  Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

                    (f)          With respect to any Mortgage Loan which has become a Defaulted Mortgage Loan under the Pooling and Servicing Agreement or with respect to which the related Mortgaged Property has been foreclosed and which is the subject of a repurchase claim under this Agreement, in accordance with Section 2.03 of the Pooling and Servicing Agreement, the Special Servicer with the consent of the Controlling Class Representative shall notify the  Seller in writing of its intention to liquidate such Defaulted Mortgage Loan or REO Property at least 45 days prior to any such action.  If (a) the Seller consents to such sale and voluntarily agrees to repurchase such Defaulted Mortgage Loan or REO Property or (b) a court of competent jurisdiction determines that the Seller is liable under this Agreement to repurchase such Defaulted Mortgage Loan or REO Property, then such Seller shall remit to the Purchaser an amount equal to the difference if any of the price of such Defaulted Mortgage Loan or REO Property as sold and the price at which the Seller would have had to repurchase such Defaulted Mortgage Loan or REO Property under this Agreement.  The Seller shall have ten (10) Business Days after receipt of notice to determine whether or not to consent to such sale.  If the Seller does not consent to such sale, the Special Servicer shall contract with a Determination Party (as defined in the Pooling and Servicing Agreement) as to the merits of such proposed sale.  If the related Determination Party determines that such proposed sale is in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and, subsequent to such sale, a court of competent jurisdiction determines that the Seller was liable under this Agreement and required to repurchase such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof, then the Seller shall remit to the Purchaser an amount equal to the difference (if any) between the proceeds of the related action and the price at which the Seller would have been obligated to pay had the Seller repurchased such Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the terms hereof including the costs related to contracting with the related Determination Party; provided that the foregoing procedure in this Section 3(f) shall not preclude such Seller from repurchasing the Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the other provisions of this Section 3 (excluding this Section 3(f)).  If the related Determination Party determines that the sale of the related Defaulted

Mortgage Loan or REO Property is not in accordance with the Servicing Standards and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and the Special Servicer subsequently sells such Mortgage Loan or REO Property, then the Seller will not be liable for any such difference (nor any cost of contracting with the Determination Party).

                    (g)          Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of Schedule I hereof, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within ninety (90) days of the Seller’s receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach.  Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects.  Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

                    SECTION 4.          Representations and Warranties of the Purchaser.  In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

                    (a)          The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina.  The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

                    (b)          This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser’s directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                    (c)          Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                    (d)          None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, or the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser’s assets or property, or conflicts or will conflict with, results or will result in a breach of, or require or will require the consent of any third person or constitutes or will constitute a default under (A) any term or provision of the Purchaser’s certificate of incorporation or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

                    (e)          Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

                    (f)          There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform its obligations under the terms of this Agreement.

                    (g)          The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency or body, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                    SECTION 5.          Closing.  The closing of the sale of the Mortgage Loans (the “Closing”) shall be held at the offices of Dechert LLP, Charlotte, North Carolina on the Closing Date.

                    The Closing shall be subject to each of the following conditions:

                    (a)          All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

                    (b)          The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the “Closing Documents”), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                    (c)          The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

                    (d)          All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                    (e)          The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

                    (f)          The letters shall have been received from the independent accounting firm KPMG LLP, in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum.

                    Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

                    SECTION 6.          Closing Documents.  The Closing Documents shall consist of the following:

                    (a)          This Agreement duly executed by the Purchaser and the Seller;

                    (b)          A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that:  (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

                    (c)          An officer’s certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                    (d)          An officer’s certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale and nothing has come to his attention that would lead him to believe that the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale, as of the Time of Sale, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (iii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.  The “Specified Portions” of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable, shall consist of Annex A and Annex D thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A and such Annex D) and the following sections of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement):  “SUMMARY OF PROSPECTUS SUPPLEMENT—THE PARTIES—The Mortgage Loan Sellers,” “SUMMARY OF PROSPECTUS SUPPLEMENT—THE MORTGAGE LOANS,” “RISK FACTORS—The Mortgage Loans,” and “DESCRIPTION OF THE MORTGAGE POOL—General,” “—Mortgage Loan History,” “—Certain Terms and Conditions of the Mortgage Loans,” “—Assessments of Property Condition,” “—Co-Lender Loans,” “—Additional Mortgage Loan Information,” “—Twenty Largest Mortgage Loans,” “—The Mortgage Loan Sellers,” “—The Sponsors” and “—Representations and Warranties; Repurchases and Substitutions.”  The “Specified Portions” of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement, the second full paragraph on page “v” of the Memorandum and the first full paragraph on page “vi” of the Memorandum.

                    (e)          The resolutions of the requisite committee of the Seller’s special loan committee authorizing the Seller’s entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and an original or copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency not earlier than sixty (60) days prior to the Closing Date;

                    (f)          A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the

Purchaser, the Trustee, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

                    (g)          Such further certificates, opinions and documents as the Purchaser may reasonably request.

                    SECTION 7.          Indemnification.

                    (a)          The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchasers, their respective officers and directors, and each person, if any, who controls the Purchaser, any Underwriter or any Initial Purchasers within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon a breach or violation of the representations made by the Seller in Section 3(a)(ix) hereof, (ii) arise out of or are based upon a breach or violation of the representations made by the Seller in Section 3(a)(x) hereof, (iii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Memorandum, the Memorandum, the Diskette or in any revision or amendment of or supplement to any of the foregoing, (B) any Time of Sale Information or any Issuer Information contained in any Free Writing Prospectus prepared by or on behalf of the Underwriters (an “Underwriter Free Writing Prospectus”) or contained in any Free Writing Prospectus which is required to be filed in accordance with the terms of the Underwriting Agreement, (C) any items similar to Free Writing Prospectuses forwarded by the Seller to the Initial Purchasers, or in any revision or amendment of or supplement to any of the foregoing or (D) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B), (C) and (D) above being defined as the “Disclosure Material”), or (iv) arise out of or are based upon the omission or alleged omission to state therein (in the case of Free Writing Prospectuses, when read in conjunction with any Time of Sale Information, in the case of any items similar to Free Writing Prospectuses, when read in conjunction with the Memorandum) and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (D) above, when read in conjunction with the Memorandum and in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to any Disclosure Material described in clauses (A), (B) and (C) of the definition thereof, only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Preliminary Prospectus Supplement and the Prospectus Supplement, including without limitation Annex A thereto, any other Time of Sale Information, the Preliminary Memorandum, the Memorandum and the Diskette with respect to the Registered Certificates and any items similar to Free Writing Prospectuses forwarded to prospective investors in the Non-Registered Certificates and any Free Writing Prospectus), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of each of the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 hereof or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchasers by the Seller; provided, that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Prospectus Supplement or the Preliminary Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans.  Notwithstanding the foregoing, the indemnification provided in this Section 7(a) hereof shall not inure to the benefit of any Underwriter or Initial Purchasers (or to the benefit of any person controlling such Underwriter or Initial Purchasers) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum or, with respect to any Time of Sale Information only, by the delivery of a Corrected Free Writing Prospectus prior to the Time of Sale (in each case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus, Memorandum or Corrected Free Writing Prospectus (in each case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the Time of Sale of such Certificates, and (z) in the case of a corrected or amended Prospectus, Memorandum or Corrected Free Writing Prospectus, such Underwriter or Initial Purchasers received electronically or in writing notice of such untrue statement or omission and updated information concerning the untrue statement or omission at least one Business Day prior to the Time of Sale.  The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

                    (b)          For purposes of this Agreement, “Registration Statement” shall mean such registration statement No. 333-131262 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; “Base Prospectus”

shall mean the prospectus dated October 19, 2006, as supplemented by the prospectus supplement dated October 19, 2006 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) relating to the Registered Certificates, including all annexes thereto; “Preliminary Prospectus Supplement” shall mean the free writing prospectus dated, on October 16, 2006 consisting of the preliminary free writing prospectus, including the base prospectus, dated August 10, 2006 attached thereto, as supplemented and corrected by that certain free writing prospectus dated October 16, 2006, “Preliminary Memorandum” shall mean the preliminary private placement memorandum dated October 19, 2006, relating to the Non-Registered Certificates, including all annexes thereto; “Memorandum” shall mean the private placement memorandum dated October 16, 2006, relating to the Non-Registered Certificates, including all exhibits thereto; “Registered Certificates” shall mean the Class A-1, Class A-2, Class A-PB, Class A-3, Class A-4, Class A-1A, Class IO, Class A-M, Class A-J, Class B, Class C, Class D and Class E Certificates; “Non-Registered Certificates” shall mean the Certificates other than the Registered Certificates; “Diskette” shall mean the diskette or compact disc attached to each of the Preliminary Prospectus Supplement, the Prospectus and the Memorandum; and “Data File” shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters dated October 5, 2006, as supplanted on October 16, 2006, as further supplemented on October 24, 2006, and rendered by KPMG LLP (a “hard copy” of which Data File was initialed on behalf of the Seller and the Purchaser).  “Free Writing Prospectus” shall mean a “free writing prospectus” as such term is defined pursuant to Rule 405 under the 1933 Act.  “Corrected Free Writing Prospectus” shall mean a Free Writing Prospectus that corrects any previous Free Writing Prospectus prepared by or on behalf of any Underwriter and delivered to any purchaser that contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading.  “Time of Sale” shall mean the time at which sales to investors of the Certificates were first made as determined in accordance with Rule 159 of the 1933 Act.  “Time of Sale Information” shall mean each free writing prospectus listed on Exhibit B hereto.  “Issuer Information” shall have the meaning given to such term in Rule 433(h) under the 1933 Act (as discussed by the Securities and Exchange Commission (the “Commission”) in footnote 271 of the Commission’s Securities Offering Reform Release No. 33—8591).  “Regulation AB” shall have the meaning as defined in Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123 of the 1933 Act, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                    (c)          As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an “indemnified party”) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the “indemnifying party”) under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) hereof (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7.  In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchasers, representing all the indemnified parties under Section 7(a) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).  Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

                    (d)          If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances).  The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchasers shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates less any damages otherwise paid by such Underwriter or Initial Purchasers with respect to such loss, liability, claim, damage or expense.  It is hereby acknowledged that the respective Underwriters’ and Initial Purchasers’ obligations under this Section 7 shall be several and not joint.  For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchasers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter’s or Initial Purchaser’s officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

                    (e)          The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) hereof were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses.  If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                    (f)          The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchasers, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchasers, and (iii) acceptance of and payment for any of the Certificates.

                    (g)          Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchasers and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

                    SECTION 8.          Costs.  The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller’s pro rata portion of the aggregate of the following amounts (the Seller’s pro rata portion to be determined according to the percentage that the Wachovia Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance):  (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a final Prospectus, Term Sheet, Preliminary Prospectus Supplement, each other Free Writing Prospectus, Preliminary Memorandum and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys’ fees); (iv) the filing fee charged by the Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in any Free Writing Prospectus, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum, including in respect of the cost of obtaining any “comfort letters” with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or “Blue Sky” laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any “Blue Sky” survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such “Blue Sky” survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or Initial Purchasers; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to the Seller’s Mortgage Loans.  All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

                    SECTION 9.          Grant of a Security Interest.  It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller.  However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller’s right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law.  The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

                    SECTION 10.          Covenants of Purchaser.  The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the Preliminary Prospectus Supplement, the final form of the Memorandum and the final form of the Prospectus Supplement) promptly upon any such document becoming available.

                    SECTION 11.          Notices.  All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the “Address for Notices” specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party.  Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                    SECTION 12.          Representations, Warranties and Agreements to Survive Delivery.  All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

                    SECTION 13.          Severability of Provisions.  Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                    SECTION 14.          Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                    SECTION 15.          GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                    SECTION 16.          Attorneys Fees.  If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys’ fees and court costs (including, without limitation, expert witness fees).  As used herein, the term “prevailing party” shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment.  If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

                    SECTION 17.          Further Assurances.  The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

                    SECTION 18.          Successors and Assigns.  The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder.  The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser.  Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchasers (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7.  This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

                    SECTION 19.          Amendments.  No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced.  No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

                    SECTION 20.          Accountants’ Letters.  The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

                    IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

SELLER

WACHOVIA BANK, NATIONAL ASSOCIATION

By:

Name:
Title:

Address for Notices:

One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-0166
Telecopier No.: (704) 383-1942
Telephone No.: (704) 374-6161

PURCHASER

WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

By:

Name:
Title:

Address for Notices:

One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-0166
Telecopier No.: (704) 383-1942
Telephone No.: (704) 374-6161

SCHEDULE I

General Mortgage Representations and Warranties

                    For purposes of this Schedule I, the phrases “to the knowledge of the Seller” or “to the Seller’s knowledge” shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case:  (i) at the time of the Seller’s origination or acquisition of the particular Mortgage Loan, after the Seller having conducted such inquiry and due diligence into such matters as would be customarily performed by a prudent institutional commercial or multifamily, as applicable, mortgage lender; and (ii) subsequent to such origination, the Seller having utilized monitoring practices that would be utilized by a prudent commercial or multifamily, as applicable, mortgage lender and having made prudent inquiry as to the knowledge of the servicer servicing such Mortgage Loan on its behalf.  Also, for purposes of these representations and warranties, the phrases “to the actual knowledge of the Seller” or “to the Seller’s actual knowledge” shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry.  All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller.  Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the failure to take such action by, the Seller or any servicer acting on its behalf.

1.

The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date and included all of the material information required by the definition of Mortgage Loan Schedule.

2.

As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3.

Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests or any other ownership interests of any nature encumbering such Mortgage Loan.  Upon consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan (other than those rights to servicing and related compensation as reflected in the Mortgage Loan Schedule) free and clear of any pledge, lien or security interest.

4.	The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

5.

Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).  The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.  With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an Assignment of Leases.

6.

As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, and the Seller has no knowledge of such rights, defenses or counterclaims having been asserted.

7.

Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee: (or in the case of a 2006-C27 Serviced Mortgage Loan, the 2006-C27 Trustee) constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors’ rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).  Each Mortgage and Assignment of Leases is freely assignable.

8.

Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph (5) above and the following title exceptions (each such title exception, a “Title Exception”, and collectively, the “Title Exceptions”): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property.  Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9.

UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor’s rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).  Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10.

All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established.  For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11.

In the case of each Mortgage Loan, one or more engineering assessments were performed and prepared by an independent engineering consultant firm, which visited the related Mortgaged Property not more than 12 months prior to the origination date of the related Mortgage Loan, and, except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Purchaser or its designee, the related Mortgaged Property is, to the Seller’s knowledge, relying solely on the review of such engineering assessment(s), in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan.  If an engineering report revealed any such damage or deficiencies, material deferred maintenance or other similar conditions as described in the preceding sentence either (1) an escrow of funds equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial mortgage lender would deem appropriate under the circumstances was required or a letter of credit in such amount was obtained or (2) such repairs and maintenance have been completed.  As of the date of origination of such Mortgage Loan, there was no proceeding pending, and subsequent to such date, the Seller has not received notice of any pending or threatening proceeding for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan.

12.

The Seller has received an ALTA lender’s title insurance policy or a comparable form of lender’s title insurance policy (or if such policy has not yet been issued, such insurance may be evidenced by escrow instructions, a “marked up” pro forma or specimen policy or title commitment, in either case, marked as binding and countersigned by the title insurer or its authorized agent at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the “Title Insurance Policy”), which to the Seller’s knowledge, was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor’s fee simple interest (or, if applicable, leasehold interest) in the portion of the Mortgaged Property comprised of real estate, subject only to the Title Exceptions.  Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy.  Such Title Insurance Policy is in full force and effect, provides that the originator of the related Mortgage Loan, its successors or assigns is the sole named insured, and all premiums thereon have been paid.  The Seller has not done, by act or omission, and the Seller has no knowledge of, anything that would impair the coverage under such Title Insurance Policy.  Immediately following the transfer and assignment of the related Mortgage Loan to the Purchaser (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Insurance Policy will inure to the benefit of the Purchaser without the consent of or notice to the title insurer. Such Title Insurance Policy contains no material exclusions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable) (a) access to public roads, (b) that there are no material encroachments of any part of the building thereon over easements and (c) that the land shown on the survey is the same as the property legally described in the Mortgage.

13.

Each Mortgaged Property was covered by (1) a fire and extended perils included within the classification “All Risk of Physical Loss” insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of the replacement cost of improvements located on such Mortgaged Property, with no deduction for depreciation, or the outstanding principal balance of the Mortgage Loan and in any event, the amount necessary to avoid the operation of any co-insurance provisions; (2) business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property; and (3) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in an amount customarily required by prudent commercial mortgage lenders, but not less than $1 million.  An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss (“PML”) for the Mortgaged Property in the event of an earthquake.  In such instance, the PML was based on a 475-year lookback with a 10% probability of exceedance in a 50-year period.  If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A-:V” (or the equivalent) by A.M. Best Company or “BBB-” (or the equivalent) from S&P or Fitch. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property.  Such insurance is required by the Mortgage or related Mortgage Loan documents and was in full force and effect with respect to each related Mortgaged Property at origination and to the knowledge of the Seller, all insurance coverage required under each Mortgage or related Mortgage Loan documents is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by a commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or related Mortgage Loan documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan and accrued interest thereon.  To the Seller’s actual knowledge, the insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required.  The insurance policies contain a standard mortgagee clause naming the originator of the related Mortgage Loan, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced without 30 days prior written notice to the mortgagee (or, with respect to non-payment of premiums, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law.  Each Mortgage or related Mortgage Loan documents require that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor’s expense if the Mortgagor fails to do so.  Additionally, for any Mortgage Loan having an unpaid principal balance equal to or greater than $15,000,000, the insurer has a claims paying ability rating from S&P or Fitch of not less than “A-” (or the equivalent) or A.M. Best of not less than “A-:V” (or the equivalent).

14.

(A) Other than payments due but not yet 30 days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller’s actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and no such waiver has been granted since the later of: (a) the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to  American Capital Strategies, Ltd., or an affiliate, or (b) the date of the origination of such Mortgage Loan, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15.

As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16.	Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17.

Each related Mortgage or related Mortgage Loan documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or related Mortgage Loan documents.

18.

Each Mortgage Loan constitutes a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date.  For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the “Testing Date” shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a “significant modification” of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such “significant modification” did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable.  However, if the referenced Mortgage Loan has been subjected to a “significant modification” after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such “significant modification” occurred.  The related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan and if operated in accordance with Treasury Regulations Section 1.856-6, would constitute “foreclosure property” within the meaning of Section 860G(a)(8) of the Code.

19.

One or more environmental site assessments or updates thereof (meeting American Society for Testing and Materials (ASTM) standards) were performed by an environmental consulting firm independent of the Seller and the Seller’s affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s).  If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard

Practice for Environmental Site Assessments:  Phase I Environmental Site Assessment Process Designation:  E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow of 100% or more of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation.  All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier or insurance broker issuing such policy prior to the issuance of such policy.  The Mortgage Loan documents require the Mortgagor to comply with all applicable environmental laws and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such laws or has provided environmental insurance.

20.

Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof (which, in the case of a 2006-C27 Serviced Mortgage Loan, are the Trustee and the 2006-C27 Trustee) adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21.	No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

22.

Each Mortgage Loan is a whole loan (except in respect to each Co-Lender Loan) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization.  The Seller holds no preferred equity interest.

23.

The Mortgage or related Mortgage Loan documents contain a “due on sale” clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any equity interest in the related Mortgagor, is directly or indirectly transferred, sold or pledged, other than by reason of family and estate planning transfers, transfers of less than a controlling interest (as such term is defined in the related Mortgage Loan documents) in the Mortgagor, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control).  The Mortgage or related Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses associated with securing the consents or approvals described in the preceding sentence including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable Rating Agency fees.

24.

Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to American Capital Strategies, Ltd., or an affiliate.

25.	Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26.

Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage.  The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) “government securities”, as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule 26, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

27.

To the Seller’s knowledge, as of the date of origination of such Mortgage Loan, based on an opinion of counsel, an endorsement to the related title policy, a zoning letter or a zoning report, and, to the Seller’s knowledge, as of the Cut-Off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property which are not covered by title insurance.  Any non-conformity with zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders, or such non-conformity does not materially and adversely affect the use, operation or value of the Mortgaged Property.

28.

To the Seller’s actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor’s use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29.

Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding and, to Seller’s actual knowledge, each Mortgagor is, a Single-Purpose Entity.  For this purpose, “Single-Purpose Entity” means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person;  and (iv) holds itself out as being a legal entity, separate and apart from any other person.  With respect to each Mortgage Loan with an original principal balance over $15,000,000, the organizational documents of the related Mortgagor provide substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person;  and (iv) holds itself out as being a legal entity, separate and apart from any other person.  Each such Mortgage Loan having an original principal balance of

$20,000,000 or more has a counsel’s opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party.  The organizational documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member.  With respect to any such single member limited liability company, which is the Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more, the Mortgage Loan has an opinion of such Mortgagor’s counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor.

30.

No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller’s actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31.

As of the date of origination and, to the Seller’s actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor’s ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32.

As of the date of origination, and, to the Seller’s actual knowledge, as of the Cut Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33.

The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for on such Mortgage Loan (other than an ARD Loan  after the Anticipated Repayment Date) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34.

Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35.

The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

36.

All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent (or, in the case of a 2006-C27 Serviced Mortgage Loan, in the possession of the 2006-C27 Master Servicer) and there are no deficiencies in connection therewith.

37.

To the Seller’s actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related Mortgagor, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.  The Mortgage Loan documents require the Mortgagor to maintain all such licenses, permits, authorizations and franchises.

38.

The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39.

Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40.

The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor who is a natural person accepts responsibility for fraud and/or other intentional material misrepresentation and environmental indemnity.  Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and an additional guarantor, who is a natural person, shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41.

Subject to the exceptions set forth in paragraph (5) and upon possession of the Mortgaged Property as required under applicable state law, the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor’s interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42.	With respect to such Mortgage Loan, any Prepayment Premium and Yield Maintenance Charge constitutes a “customary prepayment penalty” within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43.

If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date and (2) only with substitute collateral constituting “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note.  Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages.  In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder (which, in the case of a 2006-C27 Serviced Mortgage Loan, are the Trustee and the 2006-C27 Trustee can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral.  The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies’ fees, accounting fees and attorneys’ fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant’s certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates.  Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44.

To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45.	Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46.

Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-Off Date of the related Mortgage Loan).

47.

Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

48.

An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

49.

In the origination and servicing of the Mortgage Loan, neither Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan.  To Seller’s knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

50.

Each Mortgage or related Mortgage Loan documents require the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for some Mortgage Loans with an original principal balance less than $5,000,000) and annual operating statements (or a balance sheet and statement of income and expenses), rent rolls (if there is more than one tenant) and related information, which annual financial statements for all Mortgage Loans with an outstanding principal balance greater than $20,000,000 are required to be audited by an independent certified public accountant.

51.	Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

52.	If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

(a)	the Seller:

(i)

has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the “pollution conditions” (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller’s possession or are otherwise known to the Seller; or

(ii) has delivered or caused to be delivered to the insurer or its agent under such policy copies of all environmental reports in the Seller’s possession related to such Mortgaged Property;

in each case, with respect to (i) or (ii), to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Mortgagor’s ability to recover under such policy;

	(b)	all premiums for such insurance have been paid;

	(c)	such insurance is in full force and effect;

	(d)	such insurance has a term of at least five years beyond the maturity date (or the Anticipated Repayment Date for ARD Loans) of such Mortgage Loan;

(e)

an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead based paint (“LBP”) (in the case of a multifamily property built prior to 1978), asbestos containing materials (“ACM”) (in the case of any property built prior to 1985) and radon gas (“RG”) (in the case of a multifamily property) at such Mortgaged Property and (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on Schedule II, (A) the related Mortgagor was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) such report did not recommend any action requiring the expenditure of any material funds and the related Mortgage Loan documents require the related Mortgagor to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan; and

	(f)	rights under such policy inure to the benefit of the Purchaser.

53.

Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except with respect to loan numbers 13 and 129 listed on the Mortgage Loan Schedule, which Mortgage Loans are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a “Ground Lease”) (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor’s interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease) (or, with respect to loan numbers 7, 19 and 49, which Mortgage Loans are secured by fee interests with respect to certain of the related Mortgaged Properties and ground leases with respect to other of the related Mortgaged Properties), but not by the related fee interest in such Mortgaged Property (the “Fee Interest”) and:

(a)

Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date, and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

(b)	Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions;

(c)

The Mortgagor’s interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Cut-Off Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (or, if such consent is required, it has been obtained prior to the Cut-Off Date);

(d)

As of the Closing Date such Ground Lease is in full force and effect, and the Seller has not received notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease as of the Cut-Off Date;

(e)

Seller or its agent has provided the lessor under the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

(f)

The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease (including where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease), which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

(g)

Such Ground Lease has a current term (including one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller, its successors or assigns) which extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

(h)

Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

(i)

Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

(j)

Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

(k)

Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns.

SCHEDULE II

EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

Exceptions to Representation 13:

Loans:		Description of Exception:

5	311 South Wacker	The related Mortgage Loan documents permit the related Mortgagor to obtain insurance from a carrier that has a claims paying ability rating of not less than “BBB”.

139	Rite Aid - Roseburg, OR	The related Mortgage Loan documents permit the related tenant of the Mortgaged Property to self insure.
147	Walgreens - Grand Junction, CO
159	Walgreens - Auburn, AL
162	Rite Aid - Ontario, OR
163	Walgreens - Houston, TX (Sam Houston Parkway)
166	Walgreens - Fort Morgan, CO
173	Walgreens - Knoxville, TN174
Walgreens - Houston, TX (El Camino Real)
181	CVS - Kissimmee, FL
185	Walgreens - Lake Charles, LA
186	Walgreens - New Hartford, NY

Exceptions to Representation 22:

Loans:		Description of Exception:

33	Steeplechase at Adams Farm Apartments	Wachovia Development Corporation, an affiliate of the Mortgage Loan Seller, is an equity investor in the Mortgagor.
59	Lake Brandt Apartments
66	Deep River Pointe Apartments
110	Park Forest Apartments

41	Chatham Court and Reflections at	The Mortgage Loan Seller is an equity investor in Triple Net Properties, LLC, an affiliate of the Mortgagor.
Chatham Court Apartments
71	Westlakes Villas Apartments
117	Southcreek Corporate Center II

Exceptions to Representation 23:

Loans:		Description of Exception:

12	Brookfield Lakes Corporate Center	The related Mortgage Loan documents permit the transfer of certain tenant-in-common interests in the Mortgaged Property, subject to certain conditions set forth in the related Mortgage Loan documents.
18	ITC Crossing South Shopping Center
29	Main Street Commons
38	The Exchange at Denton
39	Bryant Square
41	Chatham Court and Reflections at
Chatham Court Apartments
71	Westlakes Villas Apartments
80	Hunter’s Ridge Shopping Center
117	Southcreek Corporate Center II

11	Westin - Falls Church, VA

The related Mortgage Loan documents permit the one-time transfer to a private REIT owned, sponsored or controlled by The Procaccianti Group, LLC, subject to certain conditions set forth in the related Mortgage Loan documents (including, but not limited to, notice to the mortgagee of such transfer).

The related Mortgage Loan documents permit a transfer of interests in the Mortgagor to the mortgagee as provided in the Mortgagor’s limited partnership agreement.

8 42	Newport Bluffs Charles River Place	The related Mortgage Loan documents permit the transfer of certain direct or indirect interests in the Mortgagor, subject to certain conditions set forth in the related Mortgage Loan documents.

Exceptions to Representation 26:

Loans:		Description of Exception:

77	Vista Pool

The related Mortgage Loan documents permit a portion of the Mortgaged Property to be released, subject to payment of 100% of the Allocated Loan Amount and certain other conditions set forth in the related Mortgage Loan documents.

6	RLJ Hotel Pool

The related Mortgage Loan documents permit a portion of the Mortgaged Property to be released, subject to payment of a percentage of the Allocated Loan Amount ranging from 105% to 125% and certain other conditions set forth in the related Mortgage Loan documents.

3 101	Montclair Plaza Grinnell Water Works Building

The related Mortgage Loan documents permit certain undeveloped portions of the Mortgaged Property to be released without the payment of a release price, subject to certain conditions set forth in the related Mortgage Loan documents.

3	Montclair Plaza

The related Mortgage Loan documents permit the release of an anchor parcel without the payment of a release price upon delivery of a guaranty from GGP LLP. with respect to all payments due on the related Mortgage Loan, up to $15,000,000.

Exceptions to Representation 27:

Loans:		Description of Exception:

33	Steeplechase at Adams Farm Apartments	The Mortgaged Property is legal non-conforming and no law and ordinance insurance is in place for such Mortgaged Property.

34 113 133 152	San Tan Corporate Center Two Jade Gardens Lake Ivanhoe Shores Pinewood Apartments

The Mortgaged Property is legal non-conforming and no law and ordinance insurance is in place for such Mortgaged Property.  The related Mortgage Loan is recourse to the sponsor for any losses due to the failure of the related Mortgaged Property to be covered by law and ordinance insurance.

Loans:		Description of Exception:

37	United Food Group Food Processing Facility

Although the related zoning consultant was unable to determine whether the number of parking spaces on the Mortgaged Property were sufficient, (a) each of the Certificate of Occupancy, the zoning letter and the survey show the Mortgaged Property as having adequate parking, (b) the title policy obtained at closing of the related Mortgage Loan contained a zoning endorsement and (c) the related Mortgagor gave a “best of knowledge” representation that the related Mortgaged Property complied with all legal requirements, including zoning.

Exceptions to Representation 29:

Loans:		Description of Exception:

27	Lorton Station Marketplace	A non-consolidation opinion was not delivered at origination of the related Mortgage Loan.
29	Main Street Commons
31	Bellwood Pool
33	Steeplechase at Adams Farm Apartments
36	Market at Mill Run

3	Montclair Plaza	The related Mortgagor is not a bankruptcy remote special purpose entity.
8	Newport Bluffs
12	Brookfield Lakes Corporate Center
18	ITC Crossing South Shopping Center
19	Hotel Valencia – San Jose, CA
25	Cypress Towne Center
29	Main Street Commons
31	Bellwood Pool
35	San Fernando Value Square
36	Market at Mill Run
38	The Exchange at Denton
39	Bryant Square
41	Chatham Court and Reflections at
Chatham Court Apartments
42	Charles River Place
47	Hughes Plaza West
48	Apple Valley Square
50	Renaissance Commons
52	Pebble Brook Village
53	Groves at Las Cruces

Loans:		Description of Exception:

42	Charles River Place	A continued existence opinion was not delivered at origination of the related Mortgage Loan.

Exceptions to Representation 40:

Loans:		Description of Exception:

6	RLJ Hotel Pool	The guarantor for the related Mortgage Loan is not a natural person.
8	Newport Bluffs
12	Brookfield Lakes Corporate Center
13	The Willows Shopping Center
15	Traders Point Retail Center
16	Carefree Alexander
18	ITC Crossing South Shopping Center
21	Charter Square
25	Cypress Towne Center
26	Twinbrook Square
28	Liberty Estates Apartments
29	Main Street Commons
30	Carefree Pueblo
33	Steeplechase at Adams Farm Apartments
34	San Tan Corporate Center Two
38	The Exchange at Denton
39	Bryant Square
41	Chatham Court & Reflections at
Chatham Court Apartments
42	Charles River Place
43	San Tan Corporate Center One
45	Laurel Pines Apartments
59	Lake Brandt Apartments
63	Howe Corporate Center
65	Extra Space Storage – Rockville, MD
66	Deep River Pointe Apartments
69	Carefree Sandhill
71	Westlakes Villas Apartments
72	Carefree Eastern
76	Country Club Apartments
79	Residence Inn – Norman, OK
80	Hunter’s Ridge Shopping Center
185	Walgreens – Lake Charles, LA

Loans:		Description of Exception:

103	Hampton Court	The guarantor for the related Mortgage Loan is not a natural person.
104	Strawberry Hill Apartments
108	Carefree Winterhaven
110	Park Forest Apartments
117	Southcreek Corporate Center II
159	Walgreens—Auburn, AL
163	Walgreens – Houston, TX (Sam Houston Parkway)
173	Walgreens—Knoxville, TN
174	Walgreens—Houston, TX (El Camino Real)
181	CVS –Kissimmee FL
185	Walgreens – Lake Charles, LA

2	1180 Peachtree Street	There is no third-party guarantor other than the Mortgagor.
3	Montclair Plaza
27	Lorton Station Marketplace
32	South Tryon Square
37	United Food Group Food Processing Facility
48	Apple Valley Square
74	South Tryon Square Parking Structure
77	Vista Pool

59	Lake Brandt Apartments	There is no third-party guarantor other than the Mortgagor with respect to environmental matters.
66	Deep River Pointe Apartments
77	Vista Pool
110	Park Forest Apartments

8	Newport Bluffs	There is no third-party guarantor other than the Mortgagor other than with respect to bankruptcy matters.

Exceptions to Representation 46:

Loans:		Description of Exception:

8	Newport Bluffs

The related Mortgage Loan documents permit the borrower to encumber the related Mortgaged Property with additional pari passu debt in the future, subject to certain conditions set forth in the related Mortgage Loan documents.

19	Hotel Valencia – San Jose, CA	The related Mortgaged Property is encumbered by secondary mortgage debt.
126	Bold Concepts Building

Exceptions to Representation 50:

Loans:		Description of Exception:

45 76	Laurel Pines Apartments Country Club Apartments	The related Mortgage Loan documents require that financial statements be provided but there is no time requirement for their delivery.

3	Montclair Plaza	The related Mortgage Loan documents do not require that annual financial statements be audited.
15	Traders Point Retail Center
16	Carefree Alexander
26	Twinbrook Square
30	Carefree Pueblo
32	South Tryon Square
35	San Fernando Value Square

Exceptions to Representation 53(i):

Loans:		Description of Exception:

7	500-512 Seventh Avenue	The related Ground Lease does not permit the mortgagee to control the application of condemnation proceeds or casualty proceeds.

Exceptions to Representation 53(k):

Loans:		Description of Exception:

19	Hotel Valencia – San Jose, CA	The related Ground Lease may be amended or modified without the consent of the mortgagee.

EXHIBIT A

Mortgage Loan Schedule

A-1

Mortgage Loan Number	Loan Group Number	Property Name	Address

2	1	1180 Peachtree Street(1)	1180 Peachtree Street
3	1	Montclair Plaza	5060 Montclair Plaza Lane
5	1	311 South Wacker(2)(3)	311 South Wacker Drive
6	1	RLJ Hotel Pool(2)	Various
6.01		Marriott - Denver, CO	10345 Park Meadows Drive
6.02		Marriott - Bedford Park, IL	6520 S Cicero Avenue
6.03		Renaissance - Plantantion, FL	1230 Pine Island Road
6.04		Marriott - Austin, TX	4415 S IH 35
6.05		Hilton Garden Inn - Bedford Park, IL	6530 S Cicero Avenue
6.06		Residence Inn - Plantation, FL	130 N University Drive
6.07		Renaissance - Broomfield, CO	500 Flatiron Boulevard
6.08		Courtyard - Salt Lake City, UT	4843 W Douglas Corrigan
6.09		Residence Inn Galleria - Houston, TX	2500 McCue Road
6.10		Hampton Inn - Bedford Park, IL	6540 S Cicero Avenue
6.11		Marriott - Pontiac, MI	3600 Centerpoint Parkway
6.12		Holiday Inn Express - Bedford Park, IL	6500 S Cicero Avenue
6.13		Courtyard - Austin, TX	9409 Stonelake Boulevard
6.14		Springhill Suites - Austin, TX	4501 S IH 35
6.15		Residence Inn - Round Rock, TX	2505 S IH 35
6.16		Residence Inn - Austin, TX	3713 Tudor Boulevard
6.17		Courtyard - Tampa, FL	10152 Palm River Road
6.18		Residence Inn - Pontiac, MI	3333 Centerpoint Parkway
6.19		Residence Inn - Schaumberg, IL	1610 McConnor Parkway
6.20		Sleep Inn - Bedford Park, IL	6650 S Cicero Avenue
6.21		Springhill Suites - Schaumberg, IL	1550 McConnor Parkway
6.22		Fairfield Inn & Suites - Brandon, FL	10150 Palm River Road
6.23		Courtyard - Fort Wayne, IN	1619 W Washington Center Road
6.24		Courtyard - Louisville, KY	10200 Champion Farms Drive
6.25		Courtyard - Merrillville, IN	7850 Rhode Island Avenue
6.26		Residence Inn - Louisville, CO	845 Coal Creek Circle
6.27		Residence Inn - Fishers, IN	9765 Crosspoint Boulevard
6.28		Courtyard - Sugarland, TX	12655 Southwest Freeway
6.29		Residence Inn - Sugarland, TX	12703 Southwest Freeway
6.30		Fairfield Inn & Suites - Merrillville, IN	8275 Georgia Street
6.31		Courtyard - Mesquite, TX	2300 Highway 67
6.32		Residence Inn - Merrillville, IN	8018 Delaware Place
6.33		Courtyard - Mishawaka, IN	4825 North Main Street
6.34		Courtyard - Pontiac, MI	3555 Centerpoint Parkway
6.35		Residence Inn II - Austin, TX	4537 S IH-35
6.36		Hampton Inn - Merrillville, IN	8353 Georgia Street
6.37		Holiday Inn Express - Merrillville, IN	8375 Georgia Street
6.38		Courtyard - Valparaiso, IN	2301 E Morthland Drive
6.39		Fairfield Inn & Suites - Austin, TX	4525 S IH 35
6.40		Holiday Inn Select - Grand Rapids, MI	3063 Lake Eastbrook Boulevard
6.41		Residence Inn - South Bend, IN	716 N Niles Avenue
6.42		Courtyard - Benton Harbor, MI	1592 Mall Drive
6.43		Fairfield Inn & Suites - Valparaiso, IN	2101 E Morthland Drive
7	1	500-512 Seventh Avenue(2)	500 & 512 Seventh Avenue, 228 West 38th Street
8	1	Newport Bluffs(2)	100 Vilaggio
10	1	Embassy Suites - Washington, DC(5)	900 10th Street, NW
11	1	Westin - Falls Church, VA(6)	7801 Leesburg Pike
12	1	Brookfield Lakes Corporate Center	100,175,275,300,325 North Corporate Drive; 200,300 North Patrick Boulevard; 17775,17925 West Bluemound Road;17975,18000 West Sarah Lane;18500 West Corporate Drive
13	1	The Willows Shopping Center	1975 Diamond Boulevard
15	1	Traders Point Retail Center	5900-6030 West 86th Street
16	2	Carefree Alexander	3949 West Alexander Road
17	1	Lakeside Pool	Various
17.01		1979 Lakeside	1979 Lakeside Parkway
17.02		1957 Lakeside	1957 Lakeside Parkway
17.03		1927 Lakeside	1927 Lakeside Parkway
17.04		1990 Lakeside	1990 Lakeside Parkway
17.05		1975 Lakeside	1975 Lakeside Parkway
17.06		1967 Lakeside	1967 Lakeside Parkway
18	1	ITC Crossing South Shopping Center	40 International Drive South
19	1	Hotel Valencia - San Jose, CA	355 Santana Row
21	2	Charter Square	2860 Charter Boulevard
24	1	Windrose Place	425 Waldo Avenue
25	1	Cypress Towne Center	25891 US Highway 290
26	1	Twinbrook Square	1800 Rockville Pike
27	1	Lorton Station Marketplace	9409-9469 Lorton Market Street
28	2	Liberty Estates Apartments	2018 Cunningham Drive
29	1	Main Street Commons	SEC Kirk Road & Main Street
30	2	Carefree Pueblo	8600 Scholar Lane
31	1	Bellwood Pool	Various
31.01		City Centre East	1785-1815 Radio Drive
31.02		City Centre Plaza	8300-8340 City Centre Drive
31.03		City Centre Shoppes	8470 City Centre Drive
31.04		Valley Creek Commons	8380 City Centre Drive
31.05		Valley Creek Professional	8360 City Centre Drive
31.06		Centrewood Commons	8325 Centrewood Drive
32	1	South Tryon Square	201 South Tryon Street
33	2	Steeplechase at Adams Farm Apartments(7)	1338 Adams Farm Parkway
34	1	San Tan Corporate Center Two	3100 West Ray Road
35	1	San Fernando Value Square	12910-80 Foothill Boulevard
36	1	Market at Mill Run	3624 - 3830 Fishinger Boulevard
37	1	United Food Group Food Processing Facility	3425,3501 & 3520 East Vernon Avenue
38	2	The Exchange at Denton	1201 Cleveland Street
39	1	Bryant Square	308 South Bryant Avenue
40	2	Willina Ranch Apartments	15515 Juanita-Woodinville Way
41	2	Chatham Court and Reflections at Chatham Court Apartments	7815 & 7825 McCallum Boulevard
42	1	Charles River Place	63 Kendrick Street
43	1	San Tan Corporate Center One	3200 West Ray Road
45	2	Laurel Pines Apartments	14601 Bowie Road
47	1	Hughes Plaza West	10100 West Charleston Boulevard
48	1	Apple Valley Square	Cedar Avenue (US 77) & County Road 42
49	1	Gateway Center	15 Park Row West
50	1	Renaissance Commons	1750-1790 North Congress Avenue
52	2	Pebble Brook Village	5475 Winding River Road
53	2	Groves at Las Cruces	320 East Union Avenue
55	1	Victor Valley Town Center	12133, 12209 & 12249 Hesperia Road; 17080, 17100, 17140, 17150 & 17180 Bear Valley Road
56	2	The Grove at Carrollton Apartments	919 Lovvorn Road
59	2	Lake Brandt Apartments(8)	2403 Lake Brandt Place
62	1	515 Union Boulevard	515 Union Boulevard
63	1	Howe Corporate Center	2031 -2033 Howe Avenue
65	1	Extra Space Storage - Rockville, MD	11850 Parklawn Drive
66	2	Deep River Pointe Apartments(9)	3971 River Pointe Place
67	1	Hoover Commons	1615 Montgomery Highway
68	1	Lionville Shopping Center	168 Eagleview Boulevard
69	2	Carefree Sandhill	210 South Sandhill Road
70	1	AB Mar Valley Court Office Building	3601 Thirlane Road
71	2	Westlakes Villas Apartments	1455 Cable Ranch Road
72	2	Carefree Eastern	4330 South Eastern Avenue
74	1	South Tryon Parking Structure	237 South Tryon Street
76	2	Country Club Apartments	7491 East Furnace Branch Road
77	1	Vista Pool	Various
77.01		1125 Joshua Way	1125 Joshua Way
77.02		1385 Park Center Drive	1385 Park Center Drive
77.03		2641 La Mirada	2641 La Mirada
77.04		2651 La Mirada Drive	2651 La Mirada Drive
78	1	Lake City Commons	5656 Jonesboro Road
79	1	Residence Inn - Norman, OK	2681 Jefferson Street
80	1	Hunter’s Ridge Shopping Center	300 South Hamilton Road
81	1	141 Parkway Road	141 Parkway Road
82	2	Victoria Point Apartments	2302-2334 West John Street
83	1	300 Park Place	300 Park Place Boulevard
86	1	Conte Lubrano Apartments	130 Lubrano Drive
88	1	1000 South Avenue	1000 South Avenue
89	1	Hampton Inn - South Portland, ME(10)	171 Philbrook Avenue
91	2	Cypress Landing	6101 Winegard Road
92	1	Desert Inn Pecos Center	3025 East Desert Inn Road
93	1	Gateway Mountain Village (Building C)	NEC Mountain Avenue and 6th Street
94	1	Hampton Inn and Suites - Port Saint Lucie, FL	155 SW Peacock Boulevard
98	2	Westward Ho Mobile Home Park	12044 Royal Road
99	1	Wilkinson Crossing	3220,3210,3202,3120 Wilkinson Boulevard, 2170 Ashley Road
101	1	Grinnell Water Works Building	1435 West Morehead Street
102	1	Drake Office Building	60 Plato Boulevard East
103	2	Hampton Court	5800 Christine Avenue
104	2	Strawberry Hill Apartments	1546 Ingleside Avenue
106	1	Keyser Valley Industrial Center	1000 North South Road
108	2	Carefree Winterhaven	3300 Winterhaven Street
110	2	Park Forest Apartments(11)	3214 Brassfield Road
111	1	Syracuse Hill(6)	6021 South Syracuse Way
113	2	Jade Gardens	8204 SW 65th Avenue
117	1	Southcreek Corporate Center II	13160 Foster Street
118	1	Cross Creek Centre	1313 West Boynton Beach Boulevard
123	2	Arbor Club & Creek	155 International Drive & 120 Mark Twain Circle
126	1	Bold Concepts Building	814 West Diamond Avenue
127	2	Fairway Lane Apartments	3979 Northwest Fairway Lane
128	1	Baldwin Shopping Center	200 Baldwin Road & Route 46
129	1	The Business Center of Alabama	2 North Jackson Street
130	1	Hickory Mini Storage	603 Hoagie Drive
133	2	Lake Ivanhoe Shores	1700 Gurtler Court
134	2	Knights Landing	3074 Southern Pine Trail
136	1	ATC Office Complex	801 O’Keefe Road
137	1	2065 West Obispo	2065 West Obispo Avenue
139	1	Rite Aid - Roseburg, OR	West Side of Stevens Street between Washington Avenue & Douglas Street
140	2	Springtree II Apartment	3845 SW 103rd Avenue
147	1	Walgreens - Grand Junction, CO	2900 North Avenue
152	2	Pinewood Apartments	3940 SW 102nd Avenue
156	2	Park East and Park Knowles Apartments	300 & 311 North Knowles Avenue
159	1	Walgreens - Auburn, AL	765 East Glenn Avenue
160	1	Shoppes at Home Depot	1135-1141 Bell Road
162	1	Rite Aid - Ontario, OR	SW Corner SW 7th Street / 4th Avenue
163	1	Walgreens - Houston, TX (Sam Houston Parkway)	8942 West Sam Houston Parkway
166	1	Walgreens - Fort Morgan, CO	111 East Platte Avenue
170	1	26th and Pulaski	3949-59 West 26th Street
173	1	Walgreens - Knoxville, TN	6920 Maynardville Pike
174	1	Walgreens - Houston, TX (El Camino Real)	16590 El Camino Real
175	1	Shops at Market Square	5100 Daniels Parkway
181	1	CVS - Kissimmee, FL	1300 East Vine Street
185	1	Walgreens - Lake Charles, LA	2755 Country Club Road
186	1	Walgreens - New Hartford, NY	49 Kellogg Road
197	2	806 South 3rd Street Student Housing	806 South 3rd Street

Mortgage Loan Number	Loan Group Number	Property Name	City	State	Zip Code	County

2	1	1180 Peachtree Street(1)	Atlanta	GA	30309	Fulton
3	1	Montclair Plaza	Montclair	CA	91763	San Bernardino
5	1	311 South Wacker(2)(3)	Chicago	IL	60606	Cook
6	1	RLJ Hotel Pool(2)	Various	Various	Various	Various
6.01		Marriott - Denver, CO	Denver	CO	80124	Douglas
6.02		Marriott - Bedford Park, IL	Bedford Park	IL	60638	Cook
6.03		Renaissance - Plantantion, FL	Plantation	FL	33324	Broward
6.04		Marriott - Austin, TX	Austin	TX	78744	Travis
6.05		Hilton Garden Inn - Bedford Park, IL	Bedford Park	IL	60638	Cook
6.06		Residence Inn - Plantation, FL	Plantation	FL	33324	Broward
6.07		Renaissance - Broomfield, CO	Broomfield	CO	80021	Boulder
6.08		Courtyard - Salt Lake City, UT	Salt Lake City	UT	84116	Salt Lake
6.09		Residence Inn Galleria - Houston, TX	Houston	TX	77056	Harris
6.10		Hampton Inn - Bedford Park, IL	Bedford Park	IL	60638	Cook
6.11		Marriott - Pontiac, MI	Pontiac	MI	48341	Oakland
6.12		Holiday Inn Express - Bedford Park, IL	Bedford Park	IL	60638	Cook
6.13		Courtyard - Austin, TX	Austin	TX	78759	Travis
6.14		Springhill Suites - Austin, TX	Austin	TX	78744	Travis
6.15		Residence Inn - Round Rock, TX	Round Rock	TX	78664	Williamson
6.16		Residence Inn - Austin, TX	Austin	TX	78759	Travis
6.17		Courtyard - Tampa, FL	Tampa	FL	33619	Hillsborough
6.18		Residence Inn - Pontiac, MI	Pontiac	MI	48341	Oakland
6.19		Residence Inn - Schaumberg, IL	Schaumburg	IL	60173	Cook
6.20		Sleep Inn - Bedford Park, IL	Bedford Park	IL	60638	Cook
6.21		Springhill Suites - Schaumberg, IL	Schaumburg	IL	60173	Cook
6.22		Fairfield Inn & Suites - Brandon, FL	Brandon	FL	33619	Hillsborough
6.23		Courtyard - Fort Wayne, IN	Fort Wayne	IN	46818	Allen
6.24		Courtyard - Louisville, KY	Louisville	KY	40241	Jefferson
6.25		Courtyard - Merrillville, IN	Merrillville	IN	46410	Lake
6.26		Residence Inn - Louisville, CO	Louisville	CO	80027	Boulder
6.27		Residence Inn - Fishers, IN	Fishers	IN	46256	Hamilton
6.28		Courtyard - Sugarland, TX	Sugarland	TX	77477	Fort Bend
6.29		Residence Inn - Sugarland, TX	Sugarland	TX	77477	Fort Bend
6.30		Fairfield Inn & Suites - Merrillville, IN	Merrillville	IN	46410	Lake
6.31		Courtyard - Mesquite, TX	Mesquite	TX	75150	Dallas
6.32		Residence Inn - Merrillville, IN	Merrillville	IN	46410	Lake
6.33		Courtyard - Mishawaka, IN	Mishawaka	IN	46545	St Joseph
6.34		Courtyard - Pontiac, MI	Pontiac	MI	48341	Oakland
6.35		Residence Inn II - Austin, TX	Austin	TX	78744	Travis
6.36		Hampton Inn - Merrillville, IN	Merrillville	IN	46410	Lake
6.37		Holiday Inn Express - Merrillville, IN	Merrillville	IN	46410	Lake
6.38		Courtyard - Valparaiso, IN	Valparaiso	IN	46383	Porter
6.39		Fairfield Inn & Suites - Austin, TX	Austin	TX	78744	Travis
6.40		Holiday Inn Select - Grand Rapids, MI	Grand Rapids	MI	49512	Kent
6.41		Residence Inn - South Bend, IN	South Bend	IN	46617	Saint Joseph
6.42		Courtyard - Benton Harbor, MI	Benton Harbor	MI	49022	Berrien
6.43		Fairfield Inn & Suites - Valparaiso, IN	Valparaiso	IN	46383	Porter
7	1	500-512 Seventh Avenue(2)	New York	NY	10018	New York
8	1	Newport Bluffs(2)	Newport Beach	CA	92660	Orange
10	1	Embassy Suites - Washington, DC(5)	Washington	DC	20001	District Of Columbia
11	1	Westin - Falls Church, VA(6)	Falls Church	VA	22043	Fairfax
12	1	Brookfield Lakes Corporate Center	Brookfield	WI	53045	Waukesha
13	1	The Willows Shopping Center	Concord	CA	94520	Contra Costa
15	1	Traders Point Retail Center	Indianapolis	IN	46278	Marion
16	2	Carefree Alexander	North Las Vegas	NV	89032	Clark
17	1	Lakeside Pool	Tucker	GA	30084	DeKalb
17.01		1979 Lakeside	Tucker	GA	30084	DeKalb
17.02		1957 Lakeside	Tucker	GA	30084	DeKalb
17.03		1927 Lakeside	Tucker	GA	30084	DeKalb
17.04		1990 Lakeside	Tucker	GA	30084	DeKalb
17.05		1975 Lakeside	Tucker	GA	30084	DeKalb
17.06		1967 Lakeside	Tucker	GA	30084	DeKalb
18	1	ITC Crossing South Shopping Center	Flanders	NJ	07836	Morris
19	1	Hotel Valencia - San Jose, CA	San Jose	CA	95128	Santa Clara
21	2	Charter Square	Troy	MI	48083	Oakland
24	1	Windrose Place	Pasadena	CA	91101	Los Angeles
25	1	Cypress Towne Center	Cypress	TX	77429	Harris
26	1	Twinbrook Square	Rockville	MD	20852	Montgomery
27	1	Lorton Station Marketplace	Lorton	VA	22079	Fairfax
28	2	Liberty Estates Apartments	Hampton	VA	23666	Hampton City
29	1	Main Street Commons	Saint Charles	IL	60174	Kane
30	2	Carefree Pueblo	Las Vegas	NV	89128	Clark
31	1	Bellwood Pool	Woodbury	MN	55125	Washington
31.01		City Centre East	Woodbury	MN	55125	Washington
31.02		City Centre Plaza	Woodbury	MN	55125	Washington
31.03		City Centre Shoppes	Woodbury	MN	55125	Washington
31.04		Valley Creek Commons	Woodbury	MN	55125	Washington
31.05		Valley Creek Professional	Woodbury	MN	55125	Washington
31.06		Centrewood Commons	Woodbury	MN	55125	Washington
32	1	South Tryon Square	Charlotte	NC	28202	Mecklenburg
33	2	Steeplechase at Adams Farm Apartments(7)	Greensboro	NC	27407	Guilford
34	1	San Tan Corporate Center Two	Chandler	AZ	85226	Maricopa
35	1	San Fernando Value Square	San Fernando	CA	91342	Los Angeles
36	1	Market at Mill Run	Hilliard	OH	43026	Franklin
37	1	United Food Group Food Processing Facility	Vernon	CA	90058	Los Angeles
38	2	The Exchange at Denton	Denton	TX	76201	Denton
39	1	Bryant Square	Edmond	OK	73034	Oklahoma
40	2	Willina Ranch Apartments	Bothell	WA	98011	King
41	2	Chatham Court and Reflections at Chatham Court Apartments	Dallas	TX	75252	Dallas
42	1	Charles River Place	Needham	MA	02494	Norfolk
43	1	San Tan Corporate Center One	Chandler	AZ	85226	Maricopa
45	2	Laurel Pines Apartments	Laurel	MD	20708	Prince Georges
47	1	Hughes Plaza West	Las Vegas	NV	89135	Clark
48	1	Apple Valley Square	Saint Paul	MN	55124	Dakota
49	1	Gateway Center	Providence	RI	02903	Providence
50	1	Renaissance Commons	Boynton Beach	FL	33426	Palm Beach
52	2	Pebble Brook Village	Noblesville	IN	46062	Hamilton
53	2	Groves at Las Cruces	Las Cruces	NM	88001	Dona Ana
55	1	Victor Valley Town Center	Victorville	CA	92395	San Bernardino
56	2	The Grove at Carrollton Apartments	Carrollton	GA	30117	Carroll
59	2	Lake Brandt Apartments(8)	Greensboro	NC	27455	Guilford
62	1	515 Union Boulevard	Totowa	NJ	07512	Passaic
63	1	Howe Corporate Center	Sacramento	CA	95825	Sacramento
65	1	Extra Space Storage - Rockville, MD	Rockville	MD	20852	Montgomery
66	2	Deep River Pointe Apartments(9)	High Point	NC	27265	Guilford
67	1	Hoover Commons	Hoover	AL	35216	Jefferson
68	1	Lionville Shopping Center	Uwchlan Township	PA	19341	Chester
69	2	Carefree Sandhill	Las Vegas	NV	89121	Clark
70	1	AB Mar Valley Court Office Building	Roanoke	VA	24019	Botetourt
71	2	Westlakes Villas Apartments	San Antonio	TX	78245	Bexar
72	2	Carefree Eastern	Paradise	NV	89119	Clark
74	1	South Tryon Parking Structure	Charlotte	NC	28202	Mecklenburg
76	2	Country Club Apartments	Glen Burnie	MD	21060	Anne Arundel
77	1	Vista Pool	Vista	CA	92081	San Diego
77.01		1125 Joshua Way	Vista	CA	92081	San Diego
77.02		1385 Park Center Drive	Vista	CA	92081	San Diego
77.03		2641 La Mirada	Vista	CA	92081	San Diego
77.04		2651 La Mirada Drive	Vista	CA	92081	San Diego
78	1	Lake City Commons	Morrow	GA	30260	Clayton
79	1	Residence Inn - Norman, OK	Norman	OK	73072	Cleveland
80	1	Hunter’s Ridge Shopping Center	Gahanna	OH	43230	Franklin
81	1	141 Parkway Road	Bronxville	NY	10708	Westchester
82	2	Victoria Point Apartments	Champaign	IL	61821	Champaign
83	1	300 Park Place	Clearwater	FL	33759	Pinellas
86	1	Conte Lubrano Apartments	Annapolis	MD	21401	Anne Arundel
88	1	1000 South Avenue	Staten Island	NY	10314	Richmond
89	1	Hampton Inn - South Portland, ME(10)	South Portland	ME	04106	Cumberland
91	2	Cypress Landing	Orlando	FL	32809	Orange
92	1	Desert Inn Pecos Center	Las Vegas	NV	89121	Clark
93	1	Gateway Mountain Village (Building C)	Ontario	CA	91762	San Bernardino
94	1	Hampton Inn and Suites - Port Saint Lucie, FL	Port Saint Lucie	FL	34986	Saint Lucie
98	2	Westward Ho Mobile Home Park	El Cajon	CA	92021	San Diego
99	1	Wilkinson Crossing	Charlotte	NC	28208	Mecklenburg
101	1	Grinnell Water Works Building	Charlotte	NC	28208	Mecklenburg
102	1	Drake Office Building	Saint Paul	MN	55107	Ramsey
103	2	Hampton Court	Westland	MI	48185	Wayne
104	2	Strawberry Hill Apartments	Baltimore	MD	21207	Baltimore
106	1	Keyser Valley Industrial Center	Scranton	PA	18504	Lackawanna
108	2	Carefree Winterhaven	Las Vegas	NV	89108	Clark
110	2	Park Forest Apartments(11)	Greensboro	NC	27410	Guilford
111	1	Syracuse Hill(6)	Greenwood Village	CO	80111	Arapahoe
113	2	Jade Gardens	Miami	FL	33143	Miami-Dade
117	1	Southcreek Corporate Center II	Overland Park	KS	66213	Johnson
118	1	Cross Creek Centre	Boynton Beach	FL	33426	Palm Beach
123	2	Arbor Club & Creek	Athens	GA	30605	Athens-Clarke
126	1	Bold Concepts Building	Gaithersburg	MD	20878	Montgomery
127	2	Fairway Lane Apartments	Bremerton	WA	98312	Kitsap
128	1	Baldwin Shopping Center	Parsippany	NJ	07054	Morris
129	1	The Business Center of Alabama	Montgomery	AL	36104	Montgomery
130	1	Hickory Mini Storage	Bel Air	MD	21015	Harford
133	2	Lake Ivanhoe Shores	Orlando	FL	32804	Orange
134	2	Knights Landing	Orlando	FL	32826	Orange
136	1	ATC Office Complex	De Pere	WI	54115	Brown
137	1	2065 West Obispo	Gilbert	AZ	85233	Maricopa
139	1	Rite Aid - Roseburg, OR	Roseburg	OR	97470	Lane
140	2	Springtree II Apartment	Miami	FL	33165	Miami-Dade
147	1	Walgreens - Grand Junction, CO	Grand Junction	CO	81501	Mesa
152	2	Pinewood Apartments	Miami	FL	33165	Miami-Dade
156	2	Park East and Park Knowles Apartments	Winter Park	FL	32789	Orange
159	1	Walgreens - Auburn, AL	Auburn	AL	36830	Lee
160	1	Shoppes at Home Depot	Antioch	TN	37013	Davidson
162	1	Rite Aid - Ontario, OR	Ontario	OR	97914	Malheur
163	1	Walgreens - Houston, TX (Sam Houston Parkway)	Houston	TX	77064	Harris
166	1	Walgreens - Fort Morgan, CO	Fort Morgan	CO	80701	Morgan
170	1	26th and Pulaski	Chicago	IL	60623	Cook
173	1	Walgreens - Knoxville, TN	Knoxville	TN	37918	Knox
174	1	Walgreens - Houston, TX (El Camino Real)	Houston	TX	77062	Harris
175	1	Shops at Market Square	Fort Myers	FL	33912	Lee
181	1	CVS - Kissimmee, FL	Kissimmee	FL	34744	Osceola
185	1	Walgreens - Lake Charles, LA	Lake Charles	LA	70605	Calcasieu
186	1	Walgreens - New Hartford, NY	New Hartford	NY	13413	Oneida
197	2	806 South 3rd Street Student Housing	Champaign	IL	61820	Champaign

Mortgage Loan Number	Loan Group Number	Property Name	Cut-Off Date Loan Balance ($)	Monthly P&I Payments ($)	Grace Days	Mortgage Rate (%)

2	1	1180 Peachtree Street(1)	193,850,000.00	IO		5.6900%
3	1	Montclair Plaza	190,000,000.00	IO	3 (once per year)	5.7880%
5	1	311 South Wacker(2)(3)	158,600,000.00	1,009,772.24		6.5700%
6	1	RLJ Hotel Pool(2)	146,092,500.00	903,701.52	5	6.2940%
6.01		Marriott - Denver, CO
6.02		Marriott - Bedford Park, IL
6.03		Renaissance - Plantantion, FL
6.04		Marriott - Austin, TX
6.05		Hilton Garden Inn - Bedford Park, IL
6.06		Residence Inn - Plantation, FL
6.07		Renaissance - Broomfield, CO
6.08		Courtyard - Salt Lake City, UT
6.09		Residence Inn Galleria - Houston, TX
6.10		Hampton Inn - Bedford Park, IL
6.11		Marriott - Pontiac, MI
6.12		Holiday Inn Express - Bedford Park, IL
6.13		Courtyard - Austin, TX
6.14		Springhill Suites - Austin, TX
6.15		Residence Inn - Round Rock, TX
6.16		Residence Inn - Austin, TX
6.17		Courtyard - Tampa, FL
6.18		Residence Inn - Pontiac, MI
6.19		Residence Inn - Schaumberg, IL
6.20		Sleep Inn - Bedford Park, IL
6.21		Springhill Suites - Schaumberg, IL
6.22		Fairfield Inn & Suites - Brandon, FL
6.23		Courtyard - Fort Wayne, IN
6.24		Courtyard - Louisville, KY
6.25		Courtyard - Merrillville, IN
6.26		Residence Inn - Louisville, CO
6.27		Residence Inn - Fishers, IN
6.28		Courtyard - Sugarland, TX
6.29		Residence Inn - Sugarland, TX
6.30		Fairfield Inn & Suites - Merrillville, IN
6.31		Courtyard - Mesquite, TX
6.32		Residence Inn - Merrillville, IN
6.33		Courtyard - Mishawaka, IN
6.34		Courtyard - Pontiac, MI
6.35		Residence Inn II - Austin, TX
6.36		Hampton Inn - Merrillville, IN
6.37		Holiday Inn Express - Merrillville, IN
6.38		Courtyard - Valparaiso, IN
6.39		Fairfield Inn & Suites - Austin, TX
6.40		Holiday Inn Select - Grand Rapids, MI
6.41		Residence Inn - South Bend, IN
6.42		Courtyard - Benton Harbor, MI
6.43		Fairfield Inn & Suites - Valparaiso, IN
7	1	500-512 Seventh Avenue(2)	136,918,271.49	861,399.20		5.7063636%
8	1	Newport Bluffs(2)	132,000,000.00	IO		6.1040%
10	1	Embassy Suites - Washington, DC(5)	65,000,000.00	416,019.00		5.9300%
11	1	Westin - Falls Church, VA(6)	64,000,000.00	393,398.29		5.5100%
12	1	Brookfield Lakes Corporate Center	60,563,000.00	348,061.44		5.6100%
13	1	The Willows Shopping Center	56,000,000.00	332,156.44		5.9000%
15	1	Traders Point Retail Center	48,000,000.00	283,478.13		5.8600%
16	2	Carefree Alexander	43,969,000.00	IO		6.3500%
17	1	Lakeside Pool	42,500,000.00	256,724.80		6.0700%
17.01		1979 Lakeside
17.02		1957 Lakeside
17.03		1927 Lakeside
17.04		1990 Lakeside
17.05		1975 Lakeside
17.06		1967 Lakeside
18	1	ITC Crossing South Shopping Center	41,795,000.00	IO		5.8000%
19	1	Hotel Valencia - San Jose, CA	36,500,000.00	224,025.09		6.2200%
21	2	Charter Square	28,000,000.00	169,136.34		6.0700%
24	1	Windrose Place	26,000,000.00	IO		6.0500%
25	1	Cypress Towne Center	25,650,000.00	IO		6.0700%
26	1	Twinbrook Square	24,640,000.00	IO		6.2395%
27	1	Lorton Station Marketplace	24,375,000.00	IO		5.6600%
28	2	Liberty Estates Apartments	24,120,000.00	IO		5.9300%
29	1	Main Street Commons	24,000,000.00	146,836.85		6.1900%
30	2	Carefree Pueblo	23,635,000.00	IO		6.3500%
31	1	Bellwood Pool	23,300,000.00	IO		6.0500%
31.01		City Centre East
31.02		City Centre Plaza
31.03		City Centre Shoppes
31.04		Valley Creek Commons
31.05		Valley Creek Professional
31.06		Centrewood Commons
32	1	South Tryon Square	22,875,000.00	IO		6.1000%
33	2	Steeplechase at Adams Farm Apartments(7)	21,450,000.00	IO		6.2200%
34	1	San Tan Corporate Center Two	21,000,000.00	IO		5.8300%
35	1	San Fernando Value Square	20,500,000.00	IO		6.2000%
36	1	Market at Mill Run	20,120,000.00	124,668.51		6.3100%
37	1	United Food Group Food Processing Facility	20,000,000.00	120,811.67		6.0700%
38	2	The Exchange at Denton	19,890,000.00	IO		6.3200%
39	1	Bryant Square	19,500,000.00	IO		6.2750%
40	2	Willina Ranch Apartments	19,400,000.00	IO		6.3700%
41	2	Chatham Court and Reflections at Chatham Court Apartments	18,937,500.00	110,057.38		5.7120%
42	1	Charles River Place	18,000,000.00	111,297.80	5	6.2900%
43	1	San Tan Corporate Center One	18,000,000.00	IO		5.8300%
45	2	Laurel Pines Apartments	17,180,000.00	IO		5.9300%
47	1	Hughes Plaza West	16,800,000.00	101,373.46		6.0600%
48	1	Apple Valley Square	16,000,000.00	IO		5.9900%
49	1	Gateway Center	16,000,000.00	IO		6.1700%
50	1	Renaissance Commons	15,750,000.00	97,488.21		6.3000%
52	2	Pebble Brook Village	15,472,000.00	IO		5.8950%
53	2	Groves at Las Cruces	15,140,000.00	92,041.19		6.1300%
55	1	Victor Valley Town Center	14,700,000.00	88,323.03		6.0200%
56	2	The Grove at Carrollton Apartments	14,650,000.00	89,062.32		6.1300%
59	2	Lake Brandt Apartments(8)	13,600,000.00	IO		6.2200%
62	1	515 Union Boulevard	13,125,000.00	79,028.86		6.0400%
63	1	Howe Corporate Center	12,750,000.00	IO		6.3700%
65	1	Extra Space Storage - Rockville, MD	12,680,000.00	76,676.41		6.0800%
66	2	Deep River Pointe Apartments(9)	12,400,000.00	IO		6.2200%
67	1	Hoover Commons	12,100,000.00	74,108.75		6.2000%
68	1	Lionville Shopping Center	11,500,000.00	70,732.70		6.2400%
69	2	Carefree Sandhill	11,455,000.00	IO		6.3500%
70	1	AB Mar Valley Court Office Building	11,400,000.00	71,830.99		6.4700%
71	2	Westlakes Villas Apartments	11,325,000.00	65,945.81		5.7300%
72	2	Carefree Eastern	11,324,000.00	IO		6.3500%
74	1	South Tryon Parking Structure	11,125,000.00	IO		6.1000%
76	2	Country Club Apartments	10,600,000.00	IO		5.9300%
77	1	Vista Pool	10,600,000.00	IO		6.1300%
77.01		1125 Joshua Way
77.02		1385 Park Center Drive
77.03		2641 La Mirada
77.04		2651 La Mirada Drive
78	1	Lake City Commons	10,500,000.00	IO		5.9800%
79	1	Residence Inn - Norman, OK	9,900,000.00	64,897.86		6.1830%
80	1	Hunter’s Ridge Shopping Center	9,700,000.00	59,661.50		6.2400%
81	1	141 Parkway Road	9,500,000.00	IO		6.1800%
82	2	Victoria Point Apartments	9,091,298.76	55,793.74		6.2100%
83	1	300 Park Place	9,091,248.37	55,616.63		6.1800%
86	1	Conte Lubrano Apartments	8,591,156.49	50,625.18		5.8300%
88	1	1000 South Avenue	8,400,000.00	51,611.03		6.2300%
89	1	Hampton Inn - South Portland, ME(10)	8,400,000.00	52,844.94		5.7500%
91	2	Cypress Landing	8,200,000.00	IO		6.3500%
92	1	Desert Inn Pecos Center	8,150,000.00	50,022.04		6.2200%
93	1	Gateway Mountain Village (Building C)	8,125,000.00	IO		6.3200%
94	1	Hampton Inn and Suites - Port Saint Lucie, FL	8,000,000.00	55,121.47		6.7200%
98	2	Westward Ho Mobile Home Park	7,700,000.00	IO		6.2500%
99	1	Wilkinson Crossing	7,592,760.97	46,695.69		6.2300%
101	1	Grinnell Water Works Building	7,360,000.00	45,940.90		6.3800%
102	1	Drake Office Building	7,200,000.00	44,051.06		6.1900%
103	2	Hampton Court	7,200,000.00	43,492.20		6.0700%
104	2	Strawberry Hill Apartments	7,100,000.00	IO		5.9300%
106	1	Keyser Valley Industrial Center	7,000,000.00	43,009.19		6.2300%
108	2	Carefree Winterhaven	6,864,000.00	IO		6.3500%
110	2	Park Forest Apartments(11)	6,550,000.00	IO		6.2200%
111	1	Syracuse Hill(6)	6,500,000.00	IO		6.5300%
113	2	Jade Gardens	6,200,000.00	IO		6.3500%
117	1	Southcreek Corporate Center II	6,000,000.00	36,251.24		6.0720%
118	1	Cross Creek Centre	5,989,959.01	37,491.08		6.3900%
123	2	Arbor Club & Creek	5,700,000.00	34,947.73		6.2100%
126	1	Bold Concepts Building	5,585,000.00	33,233.96		5.9300%
127	2	Fairway Lane Apartments	5,500,000.00	32,481.87		5.8600%
128	1	Baldwin Shopping Center	5,454,779.26	33,476.24		6.2100%
129	1	The Business Center of Alabama	4,994,974.68	29,816.99		5.9500%
130	1	Hickory Mini Storage	4,991,418.47	30,883.48		6.2800%
133	2	Lake Ivanhoe Shores	4,750,000.00	IO		6.3500%
134	2	Knights Landing	4,700,000.00	IO		6.3500%
136	1	ATC Office Complex	4,500,000.00	28,236.22		6.4300%
137	1	2065 West Obispo	4,492,282.40	32,055.10		6.4900%
139	1	Rite Aid - Roseburg, OR	4,311,170.09	32,157.91	5	6.4800%
140	2	Springtree II Apartment	4,300,000.00	IO		6.3500%
147	1	Walgreens - Grand Junction, CO	3,981,000.00	24,927.46		6.4100%
152	2	Pinewood Apartments	3,800,000.00	IO		6.3500%
156	2	Park East and Park Knowles Apartments	3,600,000.00	IO		6.3500%
159	1	Walgreens - Auburn, AL	3,505,000.00	IO		5.2300%
160	1	Shoppes at Home Depot	3,500,000.00	21,778.25		6.3500%
162	1	Rite Aid - Ontario, OR	3,450,000.00	26,738.78	5	6.9200%
163	1	Walgreens - Houston, TX (Sam Houston Parkway)	3,414,000.00	IO		5.3500%
166	1	Walgreens - Fort Morgan, CO	3,323,428.92	20,801.30		6.3900%
170	1	26th and Pulaski	3,187,048.28	19,911.88		6.3800%
173	1	Walgreens - Knoxville, TN	3,088,000.00	IO		5.8000%
174	1	Walgreens - Houston, TX (El Camino Real)	3,081,000.00	IO		5.3900%
175	1	Shops at Market Square	3,050,000.00	17,954.28		5.8300%
181	1	CVS - Kissimmee, FL	2,814,000.00	IO		5.4400%
185	1	Walgreens - Lake Charles, LA	2,714,000.00	IO		5.4300%
186	1	Walgreens - New Hartford, NY	2,700,000.00	16,327.00		6.0800%
197	2	806 South 3rd Street Student Housing	1,998,087.64	12,262.36		6.2100%

Mortgage Loan Number	Loan Group Number	Property Name	Number of Units	Unit of Measure	Original Term to Maturity or ARD (Mos.)	Remaining Term to Maturity or ARD (Mos.)

2	1	1180 Peachtree Street(1)	669,711	Sq. Ft.	120	120
3	1	Montclair Plaza	875,085	Sq. Ft.	60	59
5	1	311 South Wacker(2)(3)	1,281,000	Sq. Ft.	120	118
6	1	RLJ Hotel Pool(2)	5,429	Rooms	120	117
6.01		Marriott - Denver, CO	279	Rooms
6.02		Marriott - Bedford Park, IL	200	Rooms
6.03		Renaissance - Plantantion, FL	250	Rooms
6.04		Marriott - Austin, TX	211	Rooms
6.05		Hilton Garden Inn - Bedford Park, IL	174	Rooms
6.06		Residence Inn - Plantation, FL	138	Rooms
6.07		Renaissance - Broomfield, CO	232	Rooms
6.08		Courtyard - Salt Lake City, UT	154	Rooms
6.09		Residence Inn Galleria - Houston, TX	146	Rooms
6.10		Hampton Inn - Bedford Park, IL	170	Rooms
6.11		Marriott - Pontiac, MI	290	Rooms
6.12		Holiday Inn Express - Bedford Park, IL	104	Rooms
6.13		Courtyard - Austin, TX	102	Rooms
6.14		Springhill Suites - Austin, TX	152	Rooms
6.15		Residence Inn - Round Rock, TX	96	Rooms
6.16		Residence Inn - Austin, TX	84	Rooms
6.17		Courtyard - Tampa, FL	90	Rooms
6.18		Residence Inn - Pontiac, MI	114	Rooms
6.19		Residence Inn - Schaumberg, IL	125	Rooms
6.20		Sleep Inn - Bedford Park, IL	120	Rooms
6.21		Springhill Suites - Schaumberg, IL	132	Rooms
6.22		Fairfield Inn & Suites - Brandon, FL	107	Rooms
6.23		Courtyard - Fort Wayne, IN	142	Rooms
6.24		Courtyard - Louisville, KY	114	Rooms
6.25		Courtyard - Merrillville, IN	112	Rooms
6.26		Residence Inn - Louisville, CO	88	Rooms
6.27		Residence Inn - Fishers, IN	78	Rooms
6.28		Courtyard - Sugarland, TX	112	Rooms
6.29		Residence Inn - Sugarland, TX	78	Rooms
6.30		Fairfield Inn & Suites - Merrillville, IN	113	Rooms
6.31		Courtyard - Mesquite, TX	101	Rooms
6.32		Residence Inn - Merrillville, IN	78	Rooms
6.33		Courtyard - Mishawaka, IN	78	Rooms
6.34		Courtyard - Pontiac, MI	110	Rooms
6.35		Residence Inn II - Austin, TX	66	Rooms
6.36		Hampton Inn - Merrillville, IN	64	Rooms
6.37		Holiday Inn Express - Merrillville, IN	62	Rooms
6.38		Courtyard - Valparaiso, IN	111	Rooms
6.39		Fairfield Inn & Suites - Austin, TX	63	Rooms
6.40		Holiday Inn Select - Grand Rapids, MI	148	Rooms
6.41		Residence Inn - South Bend, IN	80	Rooms
6.42		Courtyard - Benton Harbor, MI	98	Rooms
6.43		Fairfield Inn & Suites - Valparaiso, IN	63	Rooms
7	1	500-512 Seventh Avenue(2)	1,169,647	Sq. Ft.	120	117
8	1	Newport Bluffs(2)	1,052	Units	120	120
10	1	Embassy Suites - Washington, DC(5)	384	Rooms	120	120
11	1	Westin - Falls Church, VA(6)	405	Rooms	120	108
12	1	Brookfield Lakes Corporate Center	506,719	Sq. Ft.	120	120
13	1	The Willows Shopping Center	261,339	Sq. Ft.	120	120
15	1	Traders Point Retail Center	331,408	Sq. Ft.	120	120
16	2	Carefree Alexander	472	Units	60	58
17	1	Lakeside Pool	511,576	Sq. Ft.	120	120
17.01		1979 Lakeside	200,436	Sq. Ft.
17.02		1957 Lakeside	87,425	Sq. Ft.
17.03		1927 Lakeside	58,365	Sq. Ft.
17.04		1990 Lakeside	60,708	Sq. Ft.
17.05		1975 Lakeside	54,485	Sq. Ft.
17.06		1967 Lakeside	50,157	Sq. Ft.
18	1	ITC Crossing South Shopping Center	372,730	Sq. Ft.	120	120
19	1	Hotel Valencia - San Jose, CA	211	Rooms	120	118
21	2	Charter Square	492	Units	120	117
24	1	Windrose Place	134	Units	120	120
25	1	Cypress Towne Center	207,684	Sq. Ft.	120	119
26	1	Twinbrook Square	92,986	Sq. Ft.	60	59
27	1	Lorton Station Marketplace	132,445	Sq. Ft.	120	120
28	2	Liberty Estates Apartments	580	Units	60	59
29	1	Main Street Commons	171,648	Sq. Ft.	120	118
30	2	Carefree Pueblo	242	Units	60	58
31	1	Bellwood Pool	145,724	Sq. Ft.	120	120
31.01		City Centre East	55,710	Sq. Ft.
31.02		City Centre Plaza	32,047	Sq. Ft.
31.03		City Centre Shoppes	17,648	Sq. Ft.
31.04		Valley Creek Commons	16,338	Sq. Ft.
31.05		Valley Creek Professional	13,104	Sq. Ft.
31.06		Centrewood Commons	10,877	Sq. Ft.
32	1	South Tryon Square	236,697	Sq. Ft.	120	119
33	2	Steeplechase at Adams Farm Apartments(7)	420	Units	120	118
34	1	San Tan Corporate Center Two	133,503	Sq. Ft.	120	120
35	1	San Fernando Value Square	131,061	Sq. Ft.	120	119
36	1	Market at Mill Run	146,173	Sq. Ft.	120	118
37	1	United Food Group Food Processing Facility	164,826	Sq. Ft.	120	120
38	2	The Exchange at Denton	228	Units	120	120
39	1	Bryant Square	280,529	Sq. Ft.	120	119
40	2	Willina Ranch Apartments	175	Units	120	119
41	2	Chatham Court and Reflections at Chatham Court Apartments	494	Units	120	119
42	1	Charles River Place	103,656	Sq. Ft.	120	118
43	1	San Tan Corporate Center One	133,317	Sq. Ft.	120	120
45	2	Laurel Pines Apartments	236	Units	60	59
47	1	Hughes Plaza West	71,546	Sq. Ft.	120	119
48	1	Apple Valley Square	184,841	Sq. Ft.	120	119
49	1	Gateway Center	113,609	Sq. Ft.	60	58
50	1	Renaissance Commons	71,801	Sq. Ft.	120	120
52	2	Pebble Brook Village	236	Units	120	120
53	2	Groves at Las Cruces	168	Units	120	120
55	1	Victor Valley Town Center	95,864	Sq. Ft.	120	119
56	2	The Grove at Carrollton Apartments	168	Units	120	120
59	2	Lake Brandt Apartments(8)	284	Units	120	118
62	1	515 Union Boulevard	117,450	Sq. Ft.	120	120
63	1	Howe Corporate Center	104,379	Sq. Ft.	60	58
65	1	Extra Space Storage - Rockville, MD	93,575	Sq. Ft.	120	119
66	2	Deep River Pointe Apartments(9)	240	Units	120	118
67	1	Hoover Commons	195,809	Sq. Ft.	120	118
68	1	Lionville Shopping Center	93,139	Sq. Ft.	120	118
69	2	Carefree Sandhill	180	Units	60	58
70	1	AB Mar Valley Court Office Building	155,605	Sq. Ft.	120	119
71	2	Westlakes Villas Apartments	325	Units	120	118
72	2	Carefree Eastern	114	Units	60	58
74	1	South Tryon Parking Structure	312,720	Sq. Ft.	120	119
76	2	Country Club Apartments	150	Units	60	59
77	1	Vista Pool	168,013	Sq. Ft.	120	119
77.01		1125 Joshua Way	55,300	Sq. Ft.
77.02		1385 Park Center Drive	46,031	Sq. Ft.
77.03		2641 La Mirada	29,122	Sq. Ft.
77.04		2651 La Mirada Drive	37,560	Sq. Ft.
78	1	Lake City Commons	91,794	Sq. Ft.	120	120
79	1	Residence Inn - Norman, OK	126	Rooms	120	119
80	1	Hunter’s Ridge Shopping Center	93,807	Sq. Ft.	120	118
81	1	141 Parkway Road	80,642	Sq. Ft.	120	118
82	2	Victoria Point Apartments	84	Units	60	59
83	1	300 Park Place	99,297	Sq. Ft.	120	119
86	1	Conte Lubrano Apartments	69,649	Sq. Ft.	120	119
88	1	1000 South Avenue	38,389	Sq. Ft.	120	119
89	1	Hampton Inn - South Portland, ME(10)	117	Rooms	120	120
91	2	Cypress Landing	246	Units	120	119
92	1	Desert Inn Pecos Center	48,172	Sq. Ft.	120	118
93	1	Gateway Mountain Village (Building C)	36,147	Sq. Ft.	120	120
94	1	Hampton Inn and Suites - Port Saint Lucie, FL	73	Rooms	120	120
98	2	Westward Ho Mobile Home Park	131	Pads	120	118
99	1	Wilkinson Crossing	44,840	Sq. Ft.	120	119
101	1	Grinnell Water Works Building	52,538	Sq. Ft.	120	120
102	1	Drake Office Building	83,182	Sq. Ft.	120	118
103	2	Hampton Court	182	Units	120	117
104	2	Strawberry Hill Apartments	145	Units	60	59
106	1	Keyser Valley Industrial Center	270,000	Sq. Ft.	120	118
108	2	Carefree Winterhaven	96	Units	60	58
110	2	Park Forest Apartments(11)	151	Units	120	118
111	1	Syracuse Hill(6)	82,365	Sq. Ft.	60	58
113	2	Jade Gardens	160	Units	120	119
117	1	Southcreek Corporate Center II	56,093	Sq. Ft.	120	119
118	1	Cross Creek Centre	35,147	Sq. Ft.	120	118
123	2	Arbor Club & Creek	128	Units	120	120
126	1	Bold Concepts Building	35,640	Sq. Ft.	120	120
127	2	Fairway Lane Apartments	78	Units	120	120
128	1	Baldwin Shopping Center	42,068	Sq. Ft.	120	119
129	1	The Business Center of Alabama	46,429	Sq. Ft.	120	119
130	1	Hickory Mini Storage	75,040	Sq. Ft.	120	118
133	2	Lake Ivanhoe Shores	92	Units	120	119
134	2	Knights Landing	104	Units	120	119
136	1	ATC Office Complex	45,000	Sq. Ft.	120	120
137	1	2065 West Obispo	55,594	Sq. Ft.	120	119
139	1	Rite Aid - Roseburg, OR	17,272	Sq. Ft.	120	119
140	2	Springtree II Apartment	92	Units	120	119
147	1	Walgreens - Grand Junction, CO	14,490	Sq. Ft.	120	120
152	2	Pinewood Apartments	92	Units	120	119
156	2	Park East and Park Knowles Apartments	76	Units	120	119
159	1	Walgreens - Auburn, AL	14,758	Sq. Ft.	120	116
160	1	Shoppes at Home Depot	39,584	Sq. Ft.	120	118
162	1	Rite Aid - Ontario, OR	17,272	Sq. Ft.	237	237
163	1	Walgreens - Houston, TX (Sam Houston Parkway)	15,050	Sq. Ft.	120	115
166	1	Walgreens - Fort Morgan, CO	14,490	Sq. Ft.	120	118
170	1	26th and Pulaski	19,525	Sq. Ft.	120	119
173	1	Walgreens - Knoxville, TN	15,120	Sq. Ft.	60	55
174	1	Walgreens - Houston, TX (El Camino Real)	15,624	Sq. Ft.	120	116
175	1	Shops at Market Square	9,265	Sq. Ft.	120	120
181	1	CVS - Kissimmee, FL	10,908	Sq. Ft.	120	115
185	1	Walgreens - Lake Charles, LA	14,490	Sq. Ft.	120	115
186	1	Walgreens - New Hartford, NY	14,550	Sq. Ft.	120	119
197	2	806 South 3rd Street Student Housing	10	Units	60	59

Mortgage Loan Number	Loan Group Number	Property Name	Maturity Date or ARD	Original Amort Term (Mos.)	Remaining Amort Term (Mos.)	Ground Lease

2	1	1180 Peachtree Street(1)	10/11/16	IO	IO	Fee
3	1	Montclair Plaza	09/11/11	IO	IO	Fee
5	1	311 South Wacker(2)(3)	08/11/16	360	360	Fee
6	1	RLJ Hotel Pool(2)	07/01/16	360	360	Fee
6.01		Marriott - Denver, CO				Fee
6.02		Marriott - Bedford Park, IL				Fee
6.03		Renaissance - Plantantion, FL				Fee
6.04		Marriott - Austin, TX				Fee
6.05		Hilton Garden Inn - Bedford Park, IL				Fee
6.06		Residence Inn - Plantation, FL				Fee
6.07		Renaissance - Broomfield, CO				Fee
6.08		Courtyard - Salt Lake City, UT				Fee
6.09		Residence Inn Galleria - Houston, TX				Fee
6.10		Hampton Inn - Bedford Park, IL				Fee
6.11		Marriott - Pontiac, MI				Fee
6.12		Holiday Inn Express - Bedford Park, IL				Fee
6.13		Courtyard - Austin, TX				Fee
6.14		Springhill Suites - Austin, TX				Fee
6.15		Residence Inn - Round Rock, TX				Fee
6.16		Residence Inn - Austin, TX				Fee
6.17		Courtyard - Tampa, FL				Fee
6.18		Residence Inn - Pontiac, MI				Fee
6.19		Residence Inn - Schaumberg, IL				Fee
6.20		Sleep Inn - Bedford Park, IL				Fee
6.21		Springhill Suites - Schaumberg, IL				Fee
6.22		Fairfield Inn & Suites - Brandon, FL				Fee
6.23		Courtyard - Fort Wayne, IN				Fee
6.24		Courtyard - Louisville, KY				Fee
6.25		Courtyard - Merrillville, IN				Fee
6.26		Residence Inn - Louisville, CO				Fee
6.27		Residence Inn - Fishers, IN				Fee
6.28		Courtyard - Sugarland, TX				Fee
6.29		Residence Inn - Sugarland, TX				Fee
6.30		Fairfield Inn & Suites - Merrillville, IN				Fee
6.31		Courtyard - Mesquite, TX				Fee
6.32		Residence Inn - Merrillville, IN				Fee
6.33		Courtyard - Mishawaka, IN				Fee
6.34		Courtyard - Pontiac, MI				Fee
6.35		Residence Inn II - Austin, TX				Fee
6.36		Hampton Inn - Merrillville, IN				Fee
6.37		Holiday Inn Express - Merrillville, IN				Fee
6.38		Courtyard - Valparaiso, IN				Fee
6.39		Fairfield Inn & Suites - Austin, TX				Fee
6.40		Holiday Inn Select - Grand Rapids, MI				Fee
6.41		Residence Inn - South Bend, IN				Fee
6.42		Courtyard - Benton Harbor, MI				Fee
6.43		Fairfield Inn & Suites - Valparaiso, IN				Fee
7	1	500-512 Seventh Avenue(2)	07/11/16	300	297	Leasehold
8	1	Newport Bluffs(2)	10/11/16	IO	IO	Fee
10	1	Embassy Suites - Washington, DC(5)	11/11/16	300	300	Fee
11	1	Westin - Falls Church, VA(6)	10/11/15	300	300	Fee
12	1	Brookfield Lakes Corporate Center	10/11/16	360	360	Fee
13	1	The Willows Shopping Center	10/11/16	360	360	Both
15	1	Traders Point Retail Center	10/11/16	360	360	Fee
16	2	Carefree Alexander	08/11/11	IO	IO	Fee
17	1	Lakeside Pool	10/11/16	360	360	Fee
17.01		1979 Lakeside				Fee
17.02		1957 Lakeside				Fee
17.03		1927 Lakeside				Fee
17.04		1990 Lakeside				Fee
17.05		1975 Lakeside				Fee
17.06		1967 Lakeside				Fee
18	1	ITC Crossing South Shopping Center	10/11/16	IO	IO	Fee
19	1	Hotel Valencia - San Jose, CA	08/11/16	360	360	Leasehold
21	2	Charter Square	07/11/16	360	360	Fee
24	1	Windrose Place	10/11/16	IO	IO	Fee
25	1	Cypress Towne Center	09/11/16	IO	IO	Fee
26	1	Twinbrook Square	09/11/11	IO	IO	Fee
27	1	Lorton Station Marketplace	10/11/16	IO	IO	Fee
28	2	Liberty Estates Apartments	09/11/11	IO	IO	Fee
29	1	Main Street Commons	08/11/16	360	360	Fee
30	2	Carefree Pueblo	08/11/11	IO	IO	Fee
31	1	Bellwood Pool	10/11/16	IO	IO	Fee
31.01		City Centre East				Fee
31.02		City Centre Plaza				Fee
31.03		City Centre Shoppes				Fee
31.04		Valley Creek Commons				Fee
31.05		Valley Creek Professional				Fee
31.06		Centrewood Commons				Fee
32	1	South Tryon Square	09/11/16	IO	IO	Fee
33	2	Steeplechase at Adams Farm Apartments(7)	08/11/16	IO	IO	Fee
34	1	San Tan Corporate Center Two	10/11/16	IO	IO	Fee
35	1	San Fernando Value Square	09/11/16	IO	IO	Fee
36	1	Market at Mill Run	08/11/16	360	360	Fee
37	1	United Food Group Food Processing Facility	11/01/16	360	360	Fee
38	2	The Exchange at Denton	10/11/16	IO	IO	Fee
39	1	Bryant Square	09/11/16	IO	IO	Fee
40	2	Willina Ranch Apartments	09/11/16	IO	IO	Fee
41	2	Chatham Court and Reflections at Chatham Court Apartments	09/11/16	360	360	Fee
42	1	Charles River Place	08/01/16	360	360	Fee
43	1	San Tan Corporate Center One	10/11/16	IO	IO	Fee
45	2	Laurel Pines Apartments	09/11/11	IO	IO	Fee
47	1	Hughes Plaza West	09/11/16	360	360	Fee
48	1	Apple Valley Square	09/11/16	IO	IO	Fee
49	1	Gateway Center	08/11/11	IO	IO	Leasehold
50	1	Renaissance Commons	10/11/16	360	360	Fee
52	2	Pebble Brook Village	10/11/16	IO	IO	Fee
53	2	Groves at Las Cruces	10/11/16	360	360	Fee
55	1	Victor Valley Town Center	09/11/16	360	360	Fee
56	2	The Grove at Carrollton Apartments	10/11/16	360	360	Fee
59	2	Lake Brandt Apartments(8)	08/11/16	IO	IO	Fee
62	1	515 Union Boulevard	10/11/16	360	360	Fee
63	1	Howe Corporate Center	08/11/11	IO	IO	Fee
65	1	Extra Space Storage - Rockville, MD	09/11/16	360	360	Fee
66	2	Deep River Pointe Apartments(9)	08/11/16	IO	IO	Fee
67	1	Hoover Commons	08/11/16	360	360	Fee
68	1	Lionville Shopping Center	08/11/16	360	360	Fee
69	2	Carefree Sandhill	08/11/11	IO	IO	Fee
70	1	AB Mar Valley Court Office Building	09/11/16	360	360	Fee
71	2	Westlakes Villas Apartments	08/11/16	360	360	Fee
72	2	Carefree Eastern	08/11/11	IO	IO	Fee
74	1	South Tryon Parking Structure	09/11/16	IO	IO	Fee
76	2	Country Club Apartments	09/11/11	IO	IO	Fee
77	1	Vista Pool	09/11/16	IO	IO	Fee
77.01		1125 Joshua Way				Fee
77.02		1385 Park Center Drive				Fee
77.03		2641 La Mirada				Fee
77.04		2651 La Mirada Drive				Fee
78	1	Lake City Commons	10/11/16	IO	IO	Fee
79	1	Residence Inn - Norman, OK	09/11/16	300	300	Fee
80	1	Hunter’s Ridge Shopping Center	08/11/16	360	360	Fee
81	1	141 Parkway Road	08/11/16	IO	IO	Fee
82	2	Victoria Point Apartments	09/11/11	360	359	Fee
83	1	300 Park Place	09/11/16	360	359	Fee
86	1	Conte Lubrano Apartments	09/11/16	360	359	Fee
88	1	1000 South Avenue	09/11/16	360	360	Fee
89	1	Hampton Inn - South Portland, ME(10)	10/11/16	300	300	Fee
91	2	Cypress Landing	09/11/16	IO	IO	Fee
92	1	Desert Inn Pecos Center	08/11/16	360	360	Fee
93	1	Gateway Mountain Village (Building C)	10/11/16	IO	IO	Fee
94	1	Hampton Inn and Suites - Port Saint Lucie, FL	10/11/16	300	300	Fee
98	2	Westward Ho Mobile Home Park	08/11/16	IO	IO	Fee
99	1	Wilkinson Crossing	09/11/16	360	359	Fee
101	1	Grinnell Water Works Building	10/11/16	360	360	Fee
102	1	Drake Office Building	08/11/16	360	360	Fee
103	2	Hampton Court	07/11/16	360	360	Fee
104	2	Strawberry Hill Apartments	09/11/11	IO	IO	Fee
106	1	Keyser Valley Industrial Center	08/11/16	360	360	Fee
108	2	Carefree Winterhaven	08/11/11	IO	IO	Fee
110	2	Park Forest Apartments(11)	08/11/16	IO	IO	Fee
111	1	Syracuse Hill(6)	08/11/11	IO	IO	Fee
113	2	Jade Gardens	09/11/16	IO	IO	Fee
117	1	Southcreek Corporate Center II	09/11/16	360	360	Fee
118	1	Cross Creek Centre	08/11/16	360	358	Fee
123	2	Arbor Club & Creek	10/11/16	360	360	Fee
126	1	Bold Concepts Building	10/11/16	360	360	Fee
127	2	Fairway Lane Apartments	10/11/16	360	360	Fee
128	1	Baldwin Shopping Center	09/11/16	360	359	Fee
129	1	The Business Center of Alabama	09/11/16	360	359	Both
130	1	Hickory Mini Storage	08/11/16	360	358	Fee
133	2	Lake Ivanhoe Shores	09/11/16	IO	IO	Fee
134	2	Knights Landing	09/11/16	IO	IO	Fee
136	1	ATC Office Complex	10/11/16	360	360	Fee
137	1	2065 West Obispo	09/11/16	264	263	Fee
139	1	Rite Aid - Roseburg, OR	09/01/16	240	239	Fee
140	2	Springtree II Apartment	09/11/16	IO	IO	Fee
147	1	Walgreens - Grand Junction, CO	10/11/16	360	360	Fee
152	2	Pinewood Apartments	09/11/16	IO	IO	Fee
156	2	Park East and Park Knowles Apartments	09/11/16	IO	IO	Fee
159	1	Walgreens - Auburn, AL	06/11/16	IO	IO	Fee
160	1	Shoppes at Home Depot	08/11/16	360	360	Fee
162	1	Rite Aid - Ontario, OR	08/01/26	237	237	Fee
163	1	Walgreens - Houston, TX (Sam Houston Parkway)	05/11/16	IO	IO	Fee
166	1	Walgreens - Fort Morgan, CO	08/11/16	360	358	Fee
170	1	26th and Pulaski	09/11/16	360	359	Fee
173	1	Walgreens - Knoxville, TN	05/11/11	IO	IO	Fee
174	1	Walgreens - Houston, TX (El Camino Real)	06/11/16	IO	IO	Fee
175	1	Shops at Market Square	10/11/16	360	360	Fee
181	1	CVS - Kissimmee, FL	05/11/16	IO	IO	Fee
185	1	Walgreens - Lake Charles, LA	05/11/16	IO	IO	Fee
186	1	Walgreens - New Hartford, NY	09/11/16	360	360	Fee
197	2	806 South 3rd Street Student Housing	09/11/11	360	359	Fee

Mortgage Loan Number	Loan Group Number	Property Name	Master Servicing Fee Rate	ARD Loan	Anticipated Repayment Date	Additional Interest Rate	Loan Originator

2	1	1180 Peachtree Street(1)	0.02000%	N			Wachovia
3	1	Montclair Plaza	0.02000%	N			Wachovia
5	1	311 South Wacker(2)(3)	0.02000%	N			Wachovia
6	1	RLJ Hotel Pool(2)	0.02000%	N			Wachovia
6.01		Marriott - Denver, CO
6.02		Marriott - Bedford Park, IL
6.03		Renaissance - Plantantion, FL
6.04		Marriott - Austin, TX
6.05		Hilton Garden Inn - Bedford Park, IL
6.06		Residence Inn - Plantation, FL
6.07		Renaissance - Broomfield, CO
6.08		Courtyard - Salt Lake City, UT
6.09		Residence Inn Galleria - Houston, TX
6.10		Hampton Inn - Bedford Park, IL
6.11		Marriott - Pontiac, MI
6.12		Holiday Inn Express - Bedford Park, IL
6.13		Courtyard - Austin, TX
6.14		Springhill Suites - Austin, TX
6.15		Residence Inn - Round Rock, TX
6.16		Residence Inn - Austin, TX
6.17		Courtyard - Tampa, FL
6.18		Residence Inn - Pontiac, MI
6.19		Residence Inn - Schaumberg, IL
6.20		Sleep Inn - Bedford Park, IL
6.21		Springhill Suites - Schaumberg, IL
6.22		Fairfield Inn & Suites - Brandon, FL
6.23		Courtyard - Fort Wayne, IN
6.24		Courtyard - Louisville, KY
6.25		Courtyard - Merrillville, IN
6.26		Residence Inn - Louisville, CO
6.27		Residence Inn - Fishers, IN
6.28		Courtyard - Sugarland, TX
6.29		Residence Inn - Sugarland, TX
6.30		Fairfield Inn & Suites - Merrillville, IN
6.31		Courtyard - Mesquite, TX
6.32		Residence Inn - Merrillville, IN
6.33		Courtyard - Mishawaka, IN
6.34		Courtyard - Pontiac, MI
6.35		Residence Inn II - Austin, TX
6.36		Hampton Inn - Merrillville, IN
6.37		Holiday Inn Express - Merrillville, IN
6.38		Courtyard - Valparaiso, IN
6.39		Fairfield Inn & Suites - Austin, TX
6.40		Holiday Inn Select - Grand Rapids, MI
6.41		Residence Inn - South Bend, IN
6.42		Courtyard - Benton Harbor, MI
6.43		Fairfield Inn & Suites - Valparaiso, IN
7	1	500-512 Seventh Avenue(2)	0.02000%	N			Wachovia
8	1	Newport Bluffs(2)	0.02000%	N			Wachovia
10	1	Embassy Suites - Washington, DC(5)	0.02000%	N			Wachovia
11	1	Westin - Falls Church, VA(6)	0.02000%	N			Wachovia
12	1	Brookfield Lakes Corporate Center	0.02000%	N			Wachovia
13	1	The Willows Shopping Center	0.02000%	N			Wachovia
15	1	Traders Point Retail Center	0.02000%	N			Wachovia
16	2	Carefree Alexander	0.02000%	N			Wachovia
17	1	Lakeside Pool	0.02000%	N			Wachovia
17.01		1979 Lakeside
17.02		1957 Lakeside
17.03		1927 Lakeside
17.04		1990 Lakeside
17.05		1975 Lakeside
17.06		1967 Lakeside
18	1	ITC Crossing South Shopping Center	0.02000%	Y	10/11/2016	Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%	Wachovia
19	1	Hotel Valencia - San Jose, CA	0.02000%	N			Wachovia
21	2	Charter Square	0.02000%	N			Wachovia
24	1	Windrose Place	0.02000%	N			Wachovia
25	1	Cypress Towne Center	0.02000%	N			Wachovia
26	1	Twinbrook Square	0.02000%	N			Wachovia
27	1	Lorton Station Marketplace	0.02000%	N			Wachovia
28	2	Liberty Estates Apartments	0.02000%	N			Wachovia
29	1	Main Street Commons	0.03000%	N			Wachovia
30	2	Carefree Pueblo	0.02000%	N			Wachovia
31	1	Bellwood Pool	0.03000%	N			Wachovia
31.01		City Centre East
31.02		City Centre Plaza
31.03		City Centre Shoppes
31.04		Valley Creek Commons
31.05		Valley Creek Professional
31.06		Centrewood Commons
32	1	South Tryon Square	0.02000%	N			Wachovia
33	2	Steeplechase at Adams Farm Apartments(7)	0.02000%	N			Wachovia
34	1	San Tan Corporate Center Two	0.02000%	N			Wachovia
35	1	San Fernando Value Square	0.02000%	N			Wachovia
36	1	Market at Mill Run	0.02000%	N			Wachovia
37	1	United Food Group Food Processing Facility	0.02000%	N			Wachovia
38	2	The Exchange at Denton	0.02000%	Y	10/11/2016	Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%	Wachovia
39	1	Bryant Square	0.02000%	Y	9/11/2016	Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%	Wachovia
40	2	Willina Ranch Apartments	0.02000%	N			Wachovia
41	2	Chatham Court and Reflections at Chatham Court Apartments	0.02000%	N			Wachovia
42	1	Charles River Place	0.05000%	Y	8/1/2016	Greater of initial interest rate plus 3.0% or treasury rate plus 3.0%	Wachovia
43	1	San Tan Corporate Center One	0.02000%	N			Wachovia
45	2	Laurel Pines Apartments	0.02000%	N			Wachovia
47	1	Hughes Plaza West	0.02000%	N			Wachovia
48	1	Apple Valley Square	0.02000%	N			Wachovia
49	1	Gateway Center	0.02000%	N			Wachovia
50	1	Renaissance Commons	0.02000%	N			Wachovia
52	2	Pebble Brook Village	0.06000%	N			Wachovia
53	2	Groves at Las Cruces	0.02000%	N			Wachovia
55	1	Victor Valley Town Center	0.02000%	N			Wachovia
56	2	The Grove at Carrollton Apartments	0.02000%	N			Wachovia
59	2	Lake Brandt Apartments(8)	0.02000%	N			Wachovia
62	1	515 Union Boulevard	0.02000%	N			Wachovia
63	1	Howe Corporate Center	0.02000%	N			Wachovia
65	1	Extra Space Storage - Rockville, MD	0.02000%	N			Wachovia
66	2	Deep River Pointe Apartments(9)	0.02000%	N			Wachovia
67	1	Hoover Commons	0.02000%	N			Wachovia
68	1	Lionville Shopping Center	0.02000%	N			Wachovia
69	2	Carefree Sandhill	0.02000%	N			Wachovia
70	1	AB Mar Valley Court Office Building	0.02000%	N			Wachovia
71	2	Westlakes Villas Apartments	0.02000%	N			Wachovia
72	2	Carefree Eastern	0.02000%	N			Wachovia
74	1	South Tryon Parking Structure	0.02000%	N			Wachovia
76	2	Country Club Apartments	0.02000%	N			Wachovia
77	1	Vista Pool	0.02000%	N			Wachovia
77.01		1125 Joshua Way
77.02		1385 Park Center Drive
77.03		2641 La Mirada
77.04		2651 La Mirada Drive
78	1	Lake City Commons	0.02000%	N			Wachovia
79	1	Residence Inn - Norman, OK	0.02000%	N			Wachovia
80	1	Hunter’s Ridge Shopping Center	0.06000%	N			Wachovia
81	1	141 Parkway Road	0.02000%	N			Wachovia
82	2	Victoria Point Apartments	0.02000%	N			Wachovia
83	1	300 Park Place	0.02000%	N			Wachovia
86	1	Conte Lubrano Apartments	0.02000%	N			Wachovia
88	1	1000 South Avenue	0.02000%	N			Wachovia
89	1	Hampton Inn - South Portland, ME(10)	0.02000%	N			Wachovia
91	2	Cypress Landing	0.02000%	N			Wachovia
92	1	Desert Inn Pecos Center	0.02000%	N			Wachovia
93	1	Gateway Mountain Village (Building C)	0.02000%	Y	10/11/2016	Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%	Wachovia
94	1	Hampton Inn and Suites - Port Saint Lucie, FL	0.02000%	N			Wachovia
98	2	Westward Ho Mobile Home Park	0.07000%	N			Wachovia
99	1	Wilkinson Crossing	0.02000%	N			Wachovia
101	1	Grinnell Water Works Building	0.02000%	N			Wachovia
102	1	Drake Office Building	0.07000%	N			Wachovia
103	2	Hampton Court	0.02000%	N			Wachovia
104	2	Strawberry Hill Apartments	0.02000%	N			Wachovia
106	1	Keyser Valley Industrial Center	0.02000%	N			Wachovia
108	2	Carefree Winterhaven	0.02000%	N			Wachovia
110	2	Park Forest Apartments(11)	0.02000%	N			Wachovia
111	1	Syracuse Hill(6)	0.06000%	N			Wachovia
113	2	Jade Gardens	0.02000%	N			Wachovia
117	1	Southcreek Corporate Center II	0.02000%	N			Wachovia
118	1	Cross Creek Centre	0.02000%	N			Wachovia
123	2	Arbor Club & Creek	0.02000%	N			Wachovia
126	1	Bold Concepts Building	0.02000%	N			Wachovia
127	2	Fairway Lane Apartments	0.02000%	N			Wachovia
128	1	Baldwin Shopping Center	0.02000%	N			Wachovia
129	1	The Business Center of Alabama	0.02000%	N			Wachovia
130	1	Hickory Mini Storage	0.02000%	N			Wachovia
133	2	Lake Ivanhoe Shores	0.02000%	N			Wachovia
134	2	Knights Landing	0.02000%	N			Wachovia
136	1	ATC Office Complex	0.02000%	Y	10/11/2016	Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%	Wachovia
137	1	2065 West Obispo	0.02000%	N			Wachovia
139	1	Rite Aid - Roseburg, OR	0.02000%	N			Wachovia
140	2	Springtree II Apartment	0.02000%	N			Wachovia
147	1	Walgreens - Grand Junction, CO	0.02000%	N			Wachovia
152	2	Pinewood Apartments	0.02000%	N			Wachovia
156	2	Park East and Park Knowles Apartments	0.02000%	N			Wachovia
159	1	Walgreens - Auburn, AL	0.02000%	Y	6/11/2016	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia
160	1	Shoppes at Home Depot	0.02000%	N			Wachovia
162	1	Rite Aid - Ontario, OR	0.02000%	N			Wachovia
163	1	Walgreens - Houston, TX (Sam Houston Parkway)	0.02000%	Y	5/11/2016	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia
166	1	Walgreens - Fort Morgan, CO	0.02000%	N			Wachovia
170	1	26th and Pulaski	0.02000%	N			Wachovia
173	1	Walgreens - Knoxville, TN	0.02000%	Y	5/11/2011	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia
174	1	Walgreens - Houston, TX (El Camino Real)	0.02000%	Y	6/11/2016	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia
175	1	Shops at Market Square	0.02000%	N			Wachovia
181	1	CVS - Kissimmee, FL	0.02000%	Y	5/11/2016	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia
185	1	Walgreens - Lake Charles, LA	0.02000%	Y	5/11/2016	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia
186	1	Walgreens - New Hartford, NY	0.02000%	N			Wachovia
197	2	806 South 3rd Street Student Housing	0.02000%	N			Wachovia

Mortgage Loan Number	Loan Group Number	Property Name	Environmental Insurance	Cross Collateralized and Cross Defaulted Loan Flag	Prepayment Provisions

2	1	1180 Peachtree Street(1)	N		Y
3	1	Montclair Plaza	N		Y
5	1	311 South Wacker(2)(3)	N		Y
6	1	RLJ Hotel Pool(2)	N		Y
6.01		Marriott - Denver, CO	N
6.02		Marriott - Bedford Park, IL	N
6.03		Renaissance - Plantantion, FL	N
6.04		Marriott - Austin, TX	N
6.05		Hilton Garden Inn - Bedford Park, IL	N
6.06		Residence Inn - Plantation, FL	N
6.07		Renaissance - Broomfield, CO	N
6.08		Courtyard - Salt Lake City, UT	N
6.09		Residence Inn Galleria - Houston, TX	N
6.10		Hampton Inn - Bedford Park, IL	N
6.11		Marriott - Pontiac, MI	N
6.12		Holiday Inn Express - Bedford Park, IL	N
6.13		Courtyard - Austin, TX	N
6.14		Springhill Suites - Austin, TX	N
6.15		Residence Inn - Round Rock, TX	N
6.16		Residence Inn - Austin, TX	N
6.17		Courtyard - Tampa, FL	N
6.18		Residence Inn - Pontiac, MI	N
6.19		Residence Inn - Schaumberg, IL	N
6.20		Sleep Inn - Bedford Park, IL	N
6.21		Springhill Suites - Schaumberg, IL	N
6.22		Fairfield Inn & Suites - Brandon, FL	N
6.23		Courtyard - Fort Wayne, IN	N
6.24		Courtyard - Louisville, KY	N
6.25		Courtyard - Merrillville, IN	N
6.26		Residence Inn - Louisville, CO	N
6.27		Residence Inn - Fishers, IN	N
6.28		Courtyard - Sugarland, TX	N
6.29		Residence Inn - Sugarland, TX	N
6.30		Fairfield Inn & Suites - Merrillville, IN	N
6.31		Courtyard - Mesquite, TX	N
6.32		Residence Inn - Merrillville, IN	N
6.33		Courtyard - Mishawaka, IN	N
6.34		Courtyard - Pontiac, MI	N
6.35		Residence Inn II - Austin, TX	N
6.36		Hampton Inn - Merrillville, IN	N
6.37		Holiday Inn Express - Merrillville, IN	N
6.38		Courtyard - Valparaiso, IN	N
6.39		Fairfield Inn & Suites - Austin, TX	N
6.40		Holiday Inn Select - Grand Rapids, MI	N
6.41		Residence Inn - South Bend, IN	N
6.42		Courtyard - Benton Harbor, MI	N
6.43		Fairfield Inn & Suites - Valparaiso, IN	N
7	1	500-512 Seventh Avenue(2)	N		Y
8	1	Newport Bluffs(2)	N		Y
10	1	Embassy Suites - Washington, DC(5)	N		Y
11	1	Westin - Falls Church, VA(6)	N		Y
12	1	Brookfield Lakes Corporate Center	N		Y
13	1	The Willows Shopping Center	N		N
15	1	Traders Point Retail Center	N		Y
16	2	Carefree Alexander	N		N
17	1	Lakeside Pool	N		Y
17.01		1979 Lakeside	N
17.02		1957 Lakeside	N
17.03		1927 Lakeside	N
17.04		1990 Lakeside	N
17.05		1975 Lakeside	N
17.06		1967 Lakeside	N
18	1	ITC Crossing South Shopping Center	N		N
19	1	Hotel Valencia - San Jose, CA	N		Y
21	2	Charter Square	N	Michigan Multifamily Portfolio	Y
24	1	Windrose Place	N		Y
25	1	Cypress Towne Center	N		Y
26	1	Twinbrook Square	N		Y
27	1	Lorton Station Marketplace	N		N
28	2	Liberty Estates Apartments	N	Intercontinental Multifamily Portfolio	N
29	1	Main Street Commons	N		Y
30	2	Carefree Pueblo	N		N
31	1	Bellwood Pool	N		Y
31.01		City Centre East	N
31.02		City Centre Plaza	N
31.03		City Centre Shoppes	N
31.04		Valley Creek Commons	N
31.05		Valley Creek Professional	N
31.06		Centrewood Commons	N
32	1	South Tryon Square	N	South Tryon Square Portfolio	Y
33	2	Steeplechase at Adams Farm Apartments(7)	N		N
34	1	San Tan Corporate Center Two	N	San Tan Portfolio	N
35	1	San Fernando Value Square	N		N
36	1	Market at Mill Run	N		Y
37	1	United Food Group Food Processing Facility	N		Y
38	2	The Exchange at Denton	N		N
39	1	Bryant Square	N		N
40	2	Willina Ranch Apartments	N		Y
41	2	Chatham Court and Reflections at Chatham Court Apartments	N		Y
42	1	Charles River Place	N		N
43	1	San Tan Corporate Center One	N	San Tan Portfolio	N
45	2	Laurel Pines Apartments	N	Intercontinental Multifamily Portfolio	N
47	1	Hughes Plaza West	N		Y
48	1	Apple Valley Square	N		N
49	1	Gateway Center	N		Y
50	1	Renaissance Commons	N		Y
52	2	Pebble Brook Village	N		Y
53	2	Groves at Las Cruces	N		Y
55	1	Victor Valley Town Center	N		Y
56	2	The Grove at Carrollton Apartments	N		Y
59	2	Lake Brandt Apartments(8)	N		N
62	1	515 Union Boulevard	N		Y
63	1	Howe Corporate Center	N		N
65	1	Extra Space Storage - Rockville, MD	N		N
66	2	Deep River Pointe Apartments(9)	N		N
67	1	Hoover Commons	N		Y
68	1	Lionville Shopping Center	N		Y
69	2	Carefree Sandhill	N		N
70	1	AB Mar Valley Court Office Building	N		Y
71	2	Westlakes Villas Apartments	N		Y
72	2	Carefree Eastern	N		N
74	1	South Tryon Parking Structure	N	South Tryon Square Portfolio	Y
76	2	Country Club Apartments	N	Intercontinental Multifamily Portfolio	N
77	1	Vista Pool	N		Y
77.01		1125 Joshua Way	N
77.02		1385 Park Center Drive	N
77.03		2641 La Mirada	N
77.04		2651 La Mirada Drive	N
78	1	Lake City Commons	N		Y
79	1	Residence Inn - Norman, OK	N		Y
80	1	Hunter’s Ridge Shopping Center	N		Y
81	1	141 Parkway Road	N		Y
82	2	Victoria Point Apartments	N		Y
83	1	300 Park Place	N		Y
86	1	Conte Lubrano Apartments	N		Y
88	1	1000 South Avenue	N		Y
89	1	Hampton Inn - South Portland, ME(10)	N		Y
91	2	Cypress Landing	N		Y
92	1	Desert Inn Pecos Center	N		Y
93	1	Gateway Mountain Village (Building C)	N		N
94	1	Hampton Inn and Suites - Port Saint Lucie, FL	N		Y
98	2	Westward Ho Mobile Home Park	N		Y
99	1	Wilkinson Crossing	N		Y
101	1	Grinnell Water Works Building	N		Y
102	1	Drake Office Building	N		Y
103	2	Hampton Court	N	Michigan Multifamily Portfolio	Y
104	2	Strawberry Hill Apartments	N	Intercontinental Multifamily Portfolio	N
106	1	Keyser Valley Industrial Center	N		Y
108	2	Carefree Winterhaven	N		N
110	2	Park Forest Apartments(11)	N		N
111	1	Syracuse Hill(6)	N		N
113	2	Jade Gardens	N		Y
117	1	Southcreek Corporate Center II	N		Y
118	1	Cross Creek Centre	N		N
123	2	Arbor Club & Creek	N		Y
126	1	Bold Concepts Building	N		Y
127	2	Fairway Lane Apartments	N		Y
128	1	Baldwin Shopping Center	N		Y
129	1	The Business Center of Alabama	N		N
130	1	Hickory Mini Storage	N		Y
133	2	Lake Ivanhoe Shores	N		Y
134	2	Knights Landing	N		Y
136	1	ATC Office Complex	N		Y
137	1	2065 West Obispo	N		Y
139	1	Rite Aid - Roseburg, OR	N		Y
140	2	Springtree II Apartment	N		Y
147	1	Walgreens - Grand Junction, CO	N		Y
152	2	Pinewood Apartments	N		Y
156	2	Park East and Park Knowles Apartments	N		Y
159	1	Walgreens - Auburn, AL	N		Y
160	1	Shoppes at Home Depot	N		Y
162	1	Rite Aid - Ontario, OR	N		Y
163	1	Walgreens - Houston, TX (Sam Houston Parkway)	N		Y
166	1	Walgreens - Fort Morgan, CO	N		Y
170	1	26th and Pulaski	N		Y
173	1	Walgreens - Knoxville, TN	N		Y
174	1	Walgreens - Houston, TX (El Camino Real)	N		Y
175	1	Shops at Market Square	N		Y
181	1	CVS - Kissimmee, FL	N		Y
185	1	Walgreens - Lake Charles, LA	N		Y
186	1	Walgreens - New Hartford, NY	N		Y
197	2	806 South 3rd Street Student Housing	N		Y

Mortgage Loan Number	Loan Group Number	Property Name	Early Defeasance	Secured by LC	Interest Accrual Method	Lockbox

2	1	1180 Peachtree Street(1)	N	N	Actual/360	Day 1
3	1	Montclair Plaza	N	N	Actual/360	Day 1
5	1	311 South Wacker(2)(3)	N	N	Actual/360	Day 1
6	1	RLJ Hotel Pool(2)	N	N	Actual/360	Day 1
6.01		Marriott - Denver, CO
6.02		Marriott - Bedford Park, IL
6.03		Renaissance - Plantantion, FL
6.04		Marriott - Austin, TX
6.05		Hilton Garden Inn - Bedford Park, IL
6.06		Residence Inn - Plantation, FL
6.07		Renaissance - Broomfield, CO
6.08		Courtyard - Salt Lake City, UT
6.09		Residence Inn Galleria - Houston, TX
6.10		Hampton Inn - Bedford Park, IL
6.11		Marriott - Pontiac, MI
6.12		Holiday Inn Express - Bedford Park, IL
6.13		Courtyard - Austin, TX
6.14		Springhill Suites - Austin, TX
6.15		Residence Inn - Round Rock, TX
6.16		Residence Inn - Austin, TX
6.17		Courtyard - Tampa, FL
6.18		Residence Inn - Pontiac, MI
6.19		Residence Inn - Schaumberg, IL
6.20		Sleep Inn - Bedford Park, IL
6.21		Springhill Suites - Schaumberg, IL
6.22		Fairfield Inn & Suites - Brandon, FL
6.23		Courtyard - Fort Wayne, IN
6.24		Courtyard - Louisville, KY
6.25		Courtyard - Merrillville, IN
6.26		Residence Inn - Louisville, CO
6.27		Residence Inn - Fishers, IN
6.28		Courtyard - Sugarland, TX
6.29		Residence Inn - Sugarland, TX
6.30		Fairfield Inn & Suites - Merrillville, IN
6.31		Courtyard - Mesquite, TX
6.32		Residence Inn - Merrillville, IN
6.33		Courtyard - Mishawaka, IN
6.34		Courtyard - Pontiac, MI
6.35		Residence Inn II - Austin, TX
6.36		Hampton Inn - Merrillville, IN
6.37		Holiday Inn Express - Merrillville, IN
6.38		Courtyard - Valparaiso, IN
6.39		Fairfield Inn & Suites - Austin, TX
6.40		Holiday Inn Select - Grand Rapids, MI
6.41		Residence Inn - South Bend, IN
6.42		Courtyard - Benton Harbor, MI
6.43		Fairfield Inn & Suites - Valparaiso, IN
7	1	500-512 Seventh Avenue(2)	N	N	Actual/360	Day 1
8	1	Newport Bluffs(2)	N	N	30/360
10	1	Embassy Suites - Washington, DC(5)	N	N	Actual/360
11	1	Westin - Falls Church, VA(6)	N	N	Actual/360
12	1	Brookfield Lakes Corporate Center	N	N	Actual/360	Springing
13	1	The Willows Shopping Center	N	N	Actual/360
15	1	Traders Point Retail Center	N	N	Actual/360
16	2	Carefree Alexander	N	N	Actual/360	Day 1
17	1	Lakeside Pool	N	N	Actual/360	Day 1
17.01		1979 Lakeside
17.02		1957 Lakeside
17.03		1927 Lakeside
17.04		1990 Lakeside
17.05		1975 Lakeside
17.06		1967 Lakeside
18	1	ITC Crossing South Shopping Center	N	N	Actual/360	Day 1
19	1	Hotel Valencia - San Jose, CA	N	N	Actual/360	Day 1
21	2	Charter Square	N	N	Actual/360	Day 1
24	1	Windrose Place	N	N	Actual/360
25	1	Cypress Towne Center	N	N	Actual/360	Springing
26	1	Twinbrook Square	N	N	Actual/360	Springing
27	1	Lorton Station Marketplace	N	N	Actual/360
28	2	Liberty Estates Apartments	N	N	Actual/360
29	1	Main Street Commons	N	N	Actual/360	Springing
30	2	Carefree Pueblo	N	N	Actual/360	Day 1
31	1	Bellwood Pool	N	N	Actual/360
31.01		City Centre East
31.02		City Centre Plaza
31.03		City Centre Shoppes
31.04		Valley Creek Commons
31.05		Valley Creek Professional
31.06		Centrewood Commons
32	1	South Tryon Square	N	N	Actual/360
33	2	Steeplechase at Adams Farm Apartments(7)	N	N	Actual/360
34	1	San Tan Corporate Center Two	N	N	Actual/360	Springing
35	1	San Fernando Value Square	N	N	Actual/360
36	1	Market at Mill Run	N	N	Actual/360
37	1	United Food Group Food Processing Facility	N	N	Actual/360
38	2	The Exchange at Denton	N	N	Actual/360	Day 1
39	1	Bryant Square	N	N	Actual/360	Day 1
40	2	Willina Ranch Apartments	N	N	Actual/360
41	2	Chatham Court and Reflections at Chatham Court Apartments	N	N	Actual/360	Springing
42	1	Charles River Place	N	N	Actual/360
43	1	San Tan Corporate Center One	N	N	Actual/360	Springing
45	2	Laurel Pines Apartments	N	N	Actual/360
47	1	Hughes Plaza West	N	N	Actual/360
48	1	Apple Valley Square	N	N	Actual/360
49	1	Gateway Center	N	N	Actual/360	Day 1
50	1	Renaissance Commons	N	Y	Actual/360
52	2	Pebble Brook Village	N	N	Actual/360
53	2	Groves at Las Cruces	N	N	Actual/360
55	1	Victor Valley Town Center	N	N	Actual/360
56	2	The Grove at Carrollton Apartments	N	N	Actual/360
59	2	Lake Brandt Apartments(8)	N	N	Actual/360
62	1	515 Union Boulevard	N	N	Actual/360	Day 1
63	1	Howe Corporate Center	N	N	Actual/360
65	1	Extra Space Storage - Rockville, MD	N	N	Actual/360	Springing
66	2	Deep River Pointe Apartments(9)	N	N	Actual/360
67	1	Hoover Commons	N	N	Actual/360
68	1	Lionville Shopping Center	N	N	Actual/360
69	2	Carefree Sandhill	N	N	Actual/360	Day 1
70	1	AB Mar Valley Court Office Building	N	N	Actual/360
71	2	Westlakes Villas Apartments	N	N	Actual/360	Springing
72	2	Carefree Eastern	N	N	Actual/360	Day 1
74	1	South Tryon Parking Structure	N	N	Actual/360
76	2	Country Club Apartments	N	N	Actual/360
77	1	Vista Pool	N	N	Actual/360
77.01		1125 Joshua Way
77.02		1385 Park Center Drive
77.03		2641 La Mirada
77.04		2651 La Mirada Drive
78	1	Lake City Commons	N	N	Actual/360	Springing
79	1	Residence Inn - Norman, OK	N	N	Actual/360
80	1	Hunter’s Ridge Shopping Center	N	N	Actual/360	Springing
81	1	141 Parkway Road	N	N	Actual/360
82	2	Victoria Point Apartments	N	N	Actual/360
83	1	300 Park Place	N	N	Actual/360	Springing
86	1	Conte Lubrano Apartments	N	N	Actual/360
88	1	1000 South Avenue	N	N	Actual/360	Springing
89	1	Hampton Inn - South Portland, ME(10)	N	N	Actual/360
91	2	Cypress Landing	N	N	Actual/360
92	1	Desert Inn Pecos Center	N	N	Actual/360
93	1	Gateway Mountain Village (Building C)	N	N	Actual/360	Springing
94	1	Hampton Inn and Suites - Port Saint Lucie, FL	N	N	Actual/360
98	2	Westward Ho Mobile Home Park	N	N	Actual/360
99	1	Wilkinson Crossing	N	N	Actual/360
101	1	Grinnell Water Works Building	N	N	Actual/360
102	1	Drake Office Building	N	Y	Actual/360
103	2	Hampton Court	N	N	Actual/360	Day 1
104	2	Strawberry Hill Apartments	N	N	Actual/360
106	1	Keyser Valley Industrial Center	N	N	Actual/360
108	2	Carefree Winterhaven	N	N	Actual/360	Day 1
110	2	Park Forest Apartments(11)	N	N	Actual/360
111	1	Syracuse Hill(6)	N	N	Actual/360
113	2	Jade Gardens	N	N	Actual/360
117	1	Southcreek Corporate Center II	N	N	Actual/360	Springing
118	1	Cross Creek Centre	N	N	Actual/360
123	2	Arbor Club & Creek	N	N	Actual/360
126	1	Bold Concepts Building	N	N	Actual/360
127	2	Fairway Lane Apartments	N	N	Actual/360
128	1	Baldwin Shopping Center	N	N	Actual/360
129	1	The Business Center of Alabama	N	Y	Actual/360
130	1	Hickory Mini Storage	N	N	Actual/360
133	2	Lake Ivanhoe Shores	N	N	Actual/360
134	2	Knights Landing	N	N	Actual/360
136	1	ATC Office Complex	N	N	Actual/360	Springing
137	1	2065 West Obispo	N	N	Actual/360
139	1	Rite Aid - Roseburg, OR	N	N	30/360	Springing
140	2	Springtree II Apartment	N	N	Actual/360
147	1	Walgreens - Grand Junction, CO	N	N	Actual/360
152	2	Pinewood Apartments	N	N	Actual/360
156	2	Park East and Park Knowles Apartments	N	N	Actual/360
159	1	Walgreens - Auburn, AL	N	N	Actual/360	Springing
160	1	Shoppes at Home Depot	N	N	Actual/360
162	1	Rite Aid - Ontario, OR	N	N	30/360	Springing
163	1	Walgreens - Houston, TX (Sam Houston Parkway)	N	N	Actual/360	Springing
166	1	Walgreens - Fort Morgan, CO	N	N	Actual/360
170	1	26th and Pulaski	N	N	Actual/360
173	1	Walgreens - Knoxville, TN	N	N	Actual/360	Springing
174	1	Walgreens - Houston, TX (El Camino Real)	N	N	Actual/360	Springing
175	1	Shops at Market Square	N	N	Actual/360
181	1	CVS - Kissimmee, FL	N	N	Actual/360	Springing
185	1	Walgreens - Lake Charles, LA	N	N	Actual/360	Springing
186	1	Walgreens - New Hartford, NY	N	N	Actual/360
197	2	806 South 3rd Street Student Housing	N	N	Actual/360

Mortgage Loan Number	Loan Group Number	Property Name	Annual Deposit to Replacement Reserves	Initial Deposit to Capital Improvements Reserve	Initial TI/LC Escrow	Ongoing TI/LC Footnote

2	1	1180 Peachtree Street(1)	66,971		3,600,000
3	1	Montclair Plaza
5	1	311 South Wacker(2)(3)	128,100		20,000,000	(4)
6	1	RLJ Hotel Pool(2)
6.01		Marriott - Denver, CO
6.02		Marriott - Bedford Park, IL
6.03		Renaissance - Plantantion, FL
6.04		Marriott - Austin, TX
6.05		Hilton Garden Inn - Bedford Park, IL
6.06		Residence Inn - Plantation, FL
6.07		Renaissance - Broomfield, CO
6.08		Courtyard - Salt Lake City, UT
6.09		Residence Inn Galleria - Houston, TX
6.10		Hampton Inn - Bedford Park, IL
6.11		Marriott - Pontiac, MI
6.12		Holiday Inn Express - Bedford Park, IL
6.13		Courtyard - Austin, TX
6.14		Springhill Suites - Austin, TX
6.15		Residence Inn - Round Rock, TX
6.16		Residence Inn - Austin, TX
6.17		Courtyard - Tampa, FL
6.18		Residence Inn - Pontiac, MI
6.19		Residence Inn - Schaumberg, IL
6.20		Sleep Inn - Bedford Park, IL
6.21		Springhill Suites - Schaumberg, IL
6.22		Fairfield Inn & Suites - Brandon, FL
6.23		Courtyard - Fort Wayne, IN
6.24		Courtyard - Louisville, KY
6.25		Courtyard - Merrillville, IN
6.26		Residence Inn - Louisville, CO
6.27		Residence Inn - Fishers, IN
6.28		Courtyard - Sugarland, TX
6.29		Residence Inn - Sugarland, TX
6.30		Fairfield Inn & Suites - Merrillville, IN
6.31		Courtyard - Mesquite, TX
6.32		Residence Inn - Merrillville, IN
6.33		Courtyard - Mishawaka, IN
6.34		Courtyard - Pontiac, MI
6.35		Residence Inn II - Austin, TX
6.36		Hampton Inn - Merrillville, IN
6.37		Holiday Inn Express - Merrillville, IN
6.38		Courtyard - Valparaiso, IN
6.39		Fairfield Inn & Suites - Austin, TX
6.40		Holiday Inn Select - Grand Rapids, MI
6.41		Residence Inn - South Bend, IN
6.42		Courtyard - Benton Harbor, MI
6.43		Fairfield Inn & Suites - Valparaiso, IN
7	1	500-512 Seventh Avenue(2)	233,929	15,410		(4)
8	1	Newport Bluffs(2)
10	1	Embassy Suites - Washington, DC(5)	4.0% Yearly Gross Revenue
11	1	Westin - Falls Church, VA(6)	2.0% Yearly Gross Revenue
12	1	Brookfield Lakes Corporate Center			2,000,000	(4)
13	1	The Willows Shopping Center		90,000
15	1	Traders Point Retail Center	29,006
16	2	Carefree Alexander	70,800	298,958
17	1	Lakeside Pool	153,141	16,250		(4)
17.01		1979 Lakeside
17.02		1957 Lakeside
17.03		1927 Lakeside
17.04		1990 Lakeside
17.05		1975 Lakeside
17.06		1967 Lakeside
18	1	ITC Crossing South Shopping Center
19	1	Hotel Valencia - San Jose, CA	4.0% Yearly Gross Revenue
21	2	Charter Square	135,792	651,163
24	1	Windrose Place	46,391	300,000
25	1	Cypress Towne Center	20,768
26	1	Twinbrook Square	9,299			(4)
27	1	Lorton Station Marketplace
28	2	Liberty Estates Apartments	144,832	283,125
29	1	Main Street Commons	18,881	18,875	250,000
30	2	Carefree Pueblo	36,300	38,818
31	1	Bellwood Pool	20,623
31.01		City Centre East
31.02		City Centre Plaza
31.03		City Centre Shoppes
31.04		Valley Creek Commons
31.05		Valley Creek Professional
31.06		Centrewood Commons
32	1	South Tryon Square
33	2	Steeplechase at Adams Farm Apartments(7)	105,000
34	1	San Tan Corporate Center Two
35	1	San Fernando Value Square	16,362
36	1	Market at Mill Run	21,926			(4)
37	1	United Food Group Food Processing Facility	32,964
38	2	The Exchange at Denton	63,802
39	1	Bryant Square	14,201
40	2	Willina Ranch Apartments	37,975
41	2	Chatham Court and Reflections at Chatham Court Apartments	95,836	1,250,000
42	1	Charles River Place
43	1	San Tan Corporate Center One
45	2	Laurel Pines Apartments	57,454	284,063
47	1	Hughes Plaza West			100,000	(4)
48	1	Apple Valley Square
49	1	Gateway Center	17,041		800,000	(4)
50	1	Renaissance Commons	7,476		837,433	(4)
52	2	Pebble Brook Village	47,200
53	2	Groves at Las Cruces	61,500
55	1	Victor Valley Town Center	21,090	21,094		(4)
56	2	The Grove at Carrollton Apartments	61,500
59	2	Lake Brandt Apartments(8)	71,000
62	1	515 Union Boulevard	44,631
63	1	Howe Corporate Center	36,040	4,375	1,822,000
65	1	Extra Space Storage - Rockville, MD	7,873
66	2	Deep River Pointe Apartments(9)	60,000
67	1	Hoover Commons	33,288	216,375	175,000
68	1	Lionville Shopping Center	18,628			(4)
69	2	Carefree Sandhill	27,000	54,134
70	1	AB Mar Valley Court Office Building	26,453			(4)
71	2	Westlakes Villas Apartments	81,250	45,000
72	2	Carefree Eastern	34,200	395,252
74	1	South Tryon Parking Structure
76	2	Country Club Apartments	37,350	119,563
77	1	Vista Pool
77.01		1125 Joshua Way
77.02		1385 Park Center Drive
77.03		2641 La Mirada
77.04		2651 La Mirada Drive
78	1	Lake City Commons	9,179
79	1	Residence Inn - Norman, OK	189,494
80	1	Hunter’s Ridge Shopping Center	14,071	38,554	100,000
81	1	141 Parkway Road
82	2	Victoria Point Apartments	21,504
83	1	300 Park Place			100,000	(4)
86	1	Conte Lubrano Apartments	15,194
88	1	1000 South Avenue	5,758			(4)
89	1	Hampton Inn - South Portland, ME(10)	Greater of 127,560 or 4.0% Yearly Gross Revenue
91	2	Cypress Landing
92	1	Desert Inn Pecos Center	10,078			(4)
93	1	Gateway Mountain Village (Building C)
94	1	Hampton Inn and Suites - Port Saint Lucie, FL	4.0% Yearly Gross Revenue
98	2	Westward Ho Mobile Home Park
99	1	Wilkinson Crossing				(4)
101	1	Grinnell Water Works Building	3,678		200,000
102	1	Drake Office Building	12,477
103	2	Hampton Court	65,520	286,999
104	2	Strawberry Hill Apartments	36,108	213,119
106	1	Keyser Valley Industrial Center	27,000			(4)
108	2	Carefree Winterhaven	14,400	16,411
110	2	Park Forest Apartments(11)	37,750
111	1	Syracuse Hill(6)	9,060		200,000
113	2	Jade Gardens
117	1	Southcreek Corporate Center II	5,609	16,250	250,000	(4)
118	1	Cross Creek Centre	8,435		35,000
123	2	Arbor Club & Creek	32,000
126	1	Bold Concepts Building	7,128			(4)
127	2	Fairway Lane Apartments	25,116
128	1	Baldwin Shopping Center	8,414
129	1	The Business Center of Alabama	7,893
130	1	Hickory Mini Storage	8,200
133	2	Lake Ivanhoe Shores
134	2	Knights Landing
136	1	ATC Office Complex	4,500
137	1	2065 West Obispo	5,559
139	1	Rite Aid - Roseburg, OR
140	2	Springtree II Apartment
147	1	Walgreens - Grand Junction, CO
152	2	Pinewood Apartments
156	2	Park East and Park Knowles Apartments
159	1	Walgreens - Auburn, AL
160	1	Shoppes at Home Depot	12,270		100,000
162	1	Rite Aid - Ontario, OR
163	1	Walgreens - Houston, TX (Sam Houston Parkway)
166	1	Walgreens - Fort Morgan, CO
170	1	26th and Pulaski	3,713	7,500		(4)
173	1	Walgreens - Knoxville, TN
174	1	Walgreens - Houston, TX (El Camino Real)
175	1	Shops at Market Square	925			(4)
181	1	CVS - Kissimmee, FL
185	1	Walgreens - Lake Charles, LA
186	1	Walgreens - New Hartford, NY
197	2	806 South 3rd Street Student Housing	2,500

(1) Commencing November 11, 2008, Annual Deposit to Replacement Reserves is $66,971.

(2) Four (4) Mortgage Loans (loan numbers 5, 6, 7, 8), representing 16.0% of the Cut-Off Date Pool Balance or 19.3% of the Cut-Off Date Group 1 Balance, are part of split loan structures and the related pari passu companion loans are not included in the Trust Fund with respect to each Mortgage Loan, unless otherwise specified.

(3) Commencing August 11, 2010, Annual Deposit to Replacement Reserves is $128,100.

(4) In addition to any escrows funded at loan closing for potential TI/LC expenses, the related Mortgage Loan requires funds to be escrowed during some or all of the loan terms for TI/LC expenses, which may be incurred during the term of the related Mortgage Loans. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

(5) Commencing December 11, 2008, Annual Deposit to Replacement Reserves is 4.0% of yearly gross revenue.

(6) Annual Deposit to Replacement Reserves is 2.0% of yearly gross revenue from April 11, 2006 through October 11, 2006, 3.0% of yearly gross revenue from November 11, 2006 through October 11, 2007 and 4.0% of yearly gross revenue thereafter.

(7) Commencing September 11, 2011, Annual Deposit to Replacement Reserves is $105,000.

(8) Commencing September 11, 2011, Annual Deposit to Replacement Reserves is $71,000.

(9) Commencing September 11, 2011, Annual Deposit to Replacement Reserves is $60,000.

(10) Annual Deposit to Replacement Reserves is the greater of $127,560 or 4.0% of yearly gross revenue.

(11) Commencing September 11, 2011, Annual Deposit to Replacement Reserves is $37,750.

See “DESCRIPTION OF THE MORTGAGED POOL - Additional Mortgage Loan Information” in the prospectus supplement.

EXHIBIT B

Free Writing Prospectuses

1.	Current Report on Form FWP, dated October 10, 2006, of the Depositor identified with SEC Accession Number 0001193125-06-205501.

2.	Current Report on Form FWP, dated October 10, 2006, of the depositor identified with SEC Accession Number 0001193125-06-205582.

3.	Current Report on Form FWP, dated October 17, 2006, of the Depositor identified with SEC Accession Number 0000894579-06-000422.

4.	Current Report on Form FWP, dated October 17, 2006, of the Depositor identified with SEC Accession Number 0001193125-06-205582.

B-1